UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23402

Name of Fund:	BlackRock ETF Trust
BlackRock Future Climate and Sustainable Economy ETF
BlackRock Future Health ETF
BlackRock Future Innovators ETF
BlackRock Future Tech ETF
BlackRock Future U.S. Themes ETF
BlackRock U.S. Carbon Transition Readiness ETF
BlackRock U.S. Equity Factor Rotation ETF
BlackRock World ex U.S. Carbon Transition Readiness ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2022

Date of reporting period: 07/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock ETF Trust

•	BlackRock Future Climate and Sustainable Economy ETF | BECO | NYSE Arca

•	BlackRock Future Health ETF | BMED | NYSE Arca

•	BlackRock Future Innovators ETF | BFTR | NYSE Arca

•	BlackRock Future Tech ETF | BTEK | NYSE Arca

•	BlackRock Future U.S. Themes ETF | BTHM | NYSE Arca

•	BlackRock U.S. Carbon Transition Readiness ETF | LCTU | NYSE Arca

•	BlackRock U.S. Equity Factor Rotation ETF | DYNF | NYSE Arca

•	BlackRock World ex U.S. Carbon Transition Readiness ETF | LCTD | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2022	BlackRock Future Climate and Sustainable Economy ETF

Investment Objective

The BlackRock Future Climate and Sustainable Economy ETF (the “Fund”) seeks to maximize total return by investing in companies that BlackRock Fund Advisors (“BFA”) believes are furthering the transition to a lower carbon economy.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	(17.61)%
Fund Market	(17.66)
MSCI ACWI Multiple Industries Select Index	(9.37)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was August 3, 2021. The first day of secondary market trading was August 5, 2021.

The MSCI ACWI Multiple Industries Select Index is an index that includes large- and mid-cap securities across certain Developed Markets and Emerging Markets countries. The index represents the performance of component indexes which includes securities from selected Global Industry Classification Standard (GICS®) Sectors and Industries i.e. Chemicals, Industrials, Consumer Staples, Containers & Packaging, Electronic Equipment, Instruments & Components, Semiconductors & Semiconductor Equipment and Utilities.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$898.00	$3.29		$1,000.00	$1,021.30	$3.51		0.70%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of July 31, 2022 (continued)	BlackRock Future Climate and Sustainable Economy ETF

Portfolio Management Commentary

Elevated inflation and a hawkish shift in central bank policy led to rising interest rates and an equity market decline over the reporting period. In addition, market participants were concerned about continued supply chain shocks as China engaged in another round of COVID-driven lockdowns as well as higher energy prices driven in part by the Russia-Ukraine conflict.

The Fund returned -17.6% for the reporting period as compared to -9.37% for the benchmark MSCI ACWI Multiple Industries Select Index. The Fund invests in companies that the investment adviser believes are furthering the transition to a lower carbon economy and allocates across five climate-oriented themes: sustainable food, resource efficiency, clean power, clean transportation, and climate resilience & biodiversity. The Fund intends for its holdings to be aligned with the goals of the UN-convened Net-Zero Asset Owner Alliance, by seeking to lower the portfolio’s carbon intensity and by engaging with companies accounting for 65% of the portfolio’s greenhouse gas emissions on an annual basis. The Fund’s strategy faced a headwind during the reporting period as shares of excluded traditional energy companies benefited from the significant rise in oil and gas prices.

In terms of individual positions held, the largest positive contributors to the Fund’s relative performance over the period were Canadian fertilizer producer Nutrien Ltd. and American agribusiness firm Bunge Limited. Shares of Nutrien appreciated on the back of concerns over a global supply shortage of fertilizers. Bunge’s stock benefited from an improving outlook for upstream agriculture names in the face of heightened volatility around global food supplies.

The top two detractors from the Fund’s absolute performance were Italian power company Enel S.p.A. and German meal delivery company HelloFresh SE. Shares of Enel fell on news of political uncertainty in Italy and a deteriorating macroeconomic outlook in Europe. HelloFresh’s stock dropped as higher inflation led to a rotation out of growth equities.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)
Machinery	15.6%
Chemicals	14.1
Food Products	13.7
Containers & Packaging	7.7
Commercial Services & Supplies	6.5
Semiconductors & Semiconductor Equipment	5.8
Electrical Equipment	5.3
Independent Power and Renewable Electricity Producers	5.0
Electronic Equipment, Instruments & Components	4.7
Electric Utilities	4.5
Software	4.4
Paper & Forest Products	3.6
Building Products	3.4
Capital Markets	2.1
Professional Services	1.6
Construction & Engineering	1.1
Metals & Mining	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Cleanaway Waste Management Ltd.	4.3%
EDP Renovaveis SA	4.2
Deere & Co.	3.7
Enel SpA	3.4
Nutrien Ltd.	3.4
Ag Growth International Inc.	2.9
Symrise AG	2.8
Koninklijke DSM NV	2.8
SIG Group AG	2.8
Salmar ASA	2.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022	BlackRock Future Health ETF

Investment Objective

The BlackRock Future Health ETF (the “Fund”) seeks to maximize total return.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(22.72)%	(4.24)%	(22.72)%	(7.65)%
Fund Market	(22.72)	(4.19)	(22.72)	(7.56)
MSCI ACWI Index	(10.48)	8.72	(10.48)	16.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

MSCI ACWI Index captures large- and mid-cap representation across certain developed emerging markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$926.10	$4.06		$1,000.00	$1,020.60	$4.26		0.85%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of July 31, 2022 (continued)	BlackRock Future Health ETF

Portfolio Management Commentary

The combination of geopolitical issues, elevated inflation, and rising interest rates led to a sharp decline in stock prices during the 12-month period. Faster-growing companies, particularly those on the smaller end of the capitalization range, generally lagged the broader market in the rising-rate environment. This trend weighed heavily on the types of small- to mid-sized healthcare stocks in which the Fund invests. The Fund’s holdings in the healthcare equipment and biotechnology subsectors were notable laggards, while its positions in the managed healthcare and healthcare distributors sub-industries held up better than the healthcare sector as a whole.

The biotechnology companies Acceleron Pharma, Inc. and Vertex Pharmaceuticals were the largest contributors at the individual stock level. Shares of Acceleron rose on the news that Merck & Co would acquire the company, a deal that was completed in the fourth quarter of 2021. Vertex Pharmaceuticals rose on strong results that were driven by sales of its industry-leading treatments for cystic fibrosis.

The in-home healthcare provider Amedisys, Inc. and the biotechnology company Natera, Inc. were the Fund’s two largest detractors. Amedisys was hurt by labor shortages and the acquisition of a competitor at a lower valuation. Natera’s stock dropped after a report from a short seller suggested the company was engaging in improper marketing practices.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)
Biotechnology	31.4%
Health Care Equipment & Supplies	22.8
Health Care Providers & Services	16.8
Life Sciences Tools & Services	15.0
Pharmaceuticals	11.7
Diversified Financial Services	1.8
Other (each representing less than 1%)	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Alcon Inc.	3.0%
Vertex Pharmaceuticals Inc.	2.8
Quest Diagnostics Inc.	2.4
Argenx SE	2.3
McKesson Corp.	2.3
AmerisourceBergen Corp.	2.2
Waters Corp.	2.1
Zoetis Inc.	2.1
Halozyme Therapeutics Inc.	2.1
ResMed Inc.	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022	BlackRock Future Innovators ETF

Investment Objective

The BlackRock Future Innovators ETF (the “Fund”) seeks long-term capital appreciation.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(44.34)%	(11.92)%	(44.34)%	(20.81)%
Fund Market	(44.34)	(11.94)	(44.34)	(20.84)
Russell 2500™ Growth Index	(22.34)	2.27	(22.34)	4.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$788.70	$3.55		$1,000.00	$1,020.80	$4.01		0.80%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of July 31, 2022 (continued)	BlackRock Future Innovators ETF

Portfolio Management Commentary

Elevated inflation and rising interest rates combined to weigh heavily on stock market performance in the 12-month period. Faster-growing companies, particularly those on the smaller end of the capitalization range, generally underperformed the overall market. This trend contributed to sizable underperformance for the types of small- to mid-sized stocks in which the Fund invests. While all segments of the Fund lost ground, its positions in the retail, healthcare equipment and services and software and services industries were particularly weak.

The industrial stocks Chart Industries, Inc. and HEICO Corp. were the leading individual contributors. Chart Industries, a global manufacturer of engineered equipment for the clean energy and industrial gas markets, benefited from increasing demand for natural gas. HEICO Corp., a producer of aircraft components for commercial and defense end markets, was boosted by the steady return of leisure and corporate travel coming out of the pandemic.

Vroom, Inc. and Amyris, Inc. were the two largest detractors. Vroom shares declined markedly as the company struggled to achieve profitability targets. It also faced high labor costs and strong competition from a close competitor, Carvana. Amyris, Inc. lagged due to supply chain delays and manufacturing disruptions in China.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)
Software	18.9%
Life Sciences Tools & Services	13.4
Semiconductors & Semiconductor Equipment	11.4
Hotels, Restaurants & Leisure	9.2
Aerospace & Defense	6.4
Health Care Technology	5.6
Capital Markets	4.9
IT Services	4.3
Diversified Consumer Services	3.7
Machinery	3.3
Health Care Equipment & Supplies	2.4
Interactive Media & Services	2.2
Internet & Direct Marketing Retail	2.1
Auto Components	2.1
Biotechnology	2.0
Electronic Equipment, Instruments & Components	1.5
Entertainment	1.5
Building Products	1.4
Road & Rail	1.4
Equity Real Estate Investment Trusts (REITs)	1.2
Other (each representing less than 1%)	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Monolithic Power Systems Inc.	3.6%
Repligen Corp.	3.4
Axon Enterprise Inc.	3.4
Entegris Inc.	3.4
Planet Fitness Inc., Class A	3.3
Chart Industries Inc.	3.3
Paylocity Holding Corp.	3.3
Bill.com Holdings Inc.	3.1
HEICO Corp.	3.0
Bio-Techne Corp.	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022	BlackRock Future Tech ETF

Investment Objective

The BlackRock Future Tech ETF (the “Fund”) seeks to maximize total return.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(42.12)%	(9.55)%	(42.12)%	(16.84)%

Fund Market	(42.12)	(9.52)	(42.12)	(16.79)

MSCI ACWI Index	(10.48)	8.72	(10.48)	16.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

MSCI ACWI Index captures large- and mid-cap representation across certain developed emerging markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 759.10	$ 3.84		$ 1,000.00	$ 1,020.40	$ 4.41		0.88%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

Elevated inflation and rising interest rates combined to weigh heavily on stock market performance in the 12-month period. Faster-growing companies, particularly those on the smaller end of the capitalization range, generally underperformed the overall market. This trend contributed to sizable underperformance for the types of small- to mid-sized technology stocks in which the Fund invests. The Fund’s holdings in media & entertainment stocks were especially weak performers, followed by its positions in the software & services industry. The Fund’s holdings in the automobiles industry contributed positively to performance.

At the individual stock level, the analog chipmaker ON Semiconductor Corp. and the electric vehicle manufacturer Tesla, Inc. were the two leading contributors. Both companies benefitted from the increasingly bright outlook for the electric vehicle market.

The merchant acquirer Lightspeed Commerce, Inc. and the social media company Snap, Inc. were the two largest detractors. Lightspeed Commerce lost ground due to slowing user growth, while Snap declined on concerns that the weaker economic outlook would lead to a decline in spending on digital advertising.

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Fund Summary as of July 31, 2022 (continued)	BlackRock Future Tech ETF

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	29.9%
Software	22.3
IT Services	15.4
Electronic Equipment, Instruments & Components	5.7
Automobiles	4.1
Interactive Media & Services	3.8
Entertainment	3.8
Professional Services	3.6
Hotels, Restaurants & Leisure	1.8
Technology Hardware, Storage & Peripherals	1.8
Internet & Direct Marketing Retail	1.7
Media	1.6
Health Care Technology	1.4
Chemicals	1.1
Other (each representing less than 1%)	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Tesla Inc.	4.1%
Synopsys Inc.	3.1
Marvell Technology Inc.	3.0
Wolfspeed Inc.	2.2
Samsung SDI Co. Ltd.	2.1
Endava PLC	2.1
Monolithic Power Systems Inc.	2.0
ON Semiconductor Corp.	2.0
SOITEC	1.9
ASM International NV	1.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022	BlackRock Future U.S. Themes ETF

Investment Objective

The BlackRock Future U.S. Themes ETF (the “Fund”) seeks long-term capital appreciation.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	(11.99)%
Fund Market	(12.00)
S&P 500® Index	(10.04)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was December 14, 2021. The first day of secondary market trading was December 16, 2021.

The S&P 500® Index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 911.40	$ 2.84		$ 1,000.00	$ 1,021.80	$ 3.01		0.60%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of July 31, 2022 (continued)	BlackRock Future U.S. Themes ETF

Portfolio Management Commentary

The U.S. stock market moved lower during the reporting period as the Fed’s shift to an aggressive course of interest rate hikes in the face of persistently high inflation led to heightened fears of recession. In addition, market participants were concerned about continued supply chain shocks as China engaged in another round of COVID-driven lockdowns as well as higher energy prices driven in part by the Russia-Ukraine conflict.

The Fund seeks to gain exposure to a spectrum of U.S. market themes ranging from long-term, structural trends to recent, impactful, short-term trends. In doing so, the Fund seeks to benefit from accessing timely and dynamic information to invest across industries that can shape the global economic future. The Fund returned -11.99% for the reporting period, compared to -10.04% for the benchmark, the S&P 500 Index.

The two largest individual contributors to the Fund’s total return over the period were hydrocarbon exploration & production companies Ovintiv Inc. and Devon Energy Corp. Both companies benefited over the period from the sharp rise in oil prices seen amid supply chain pressures driven by the COVID-19 pandemic and Russia’s invasion of Ukraine.

The top two detractors from the Fund’s absolute return were mega-capitalization technology firms Microsoft Corp. and Alphabet Inc. The stocks of the two tech firms fell sharply over the period as increasingly hawkish monetary policy from the Fed and tighter financial conditions led investors away from growth-driven names with valuations based on future earnings and toward value-driven firms with shorter-dated cashflows.

Portfolio Information

INDUSTRY ALLOCATION

Sector	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	11.4%
Software	10.6
Technology Hardware, Storage & Peripherals	9.7
Interactive Media & Services	9.0
IT Services	7.6
Electronic Equipment, Instruments & Components	4.4
Diversified Financial Services	4.0
Specialty Retail	3.8
Metals & Mining	3.7
Capital Markets	3.2
Road & Rail	3.2
Health Care Providers & Services	2.9
Oil, Gas & Consumable Fuels	2.7
Hotels, Restaurants & Leisure	2.3
Commercial Services & Supplies	1.8
Pharmaceuticals	1.8
Household Products	1.7
Multiline Retail	1.7
Banks	1.7
Distributors	1.4
Food & Staples Retailing	1.3
Consumer Finance	1.1
Machinery	1.0
Internet & Direct Marketing Retail	1.0
Beverages	1.0
Other (each representing less than 1%)	6.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	9.1%
Microsoft Corp.	8.9
Alphabet Inc., Class C	4.5
Alphabet Inc., Class A	4.5
Berkshire Hathaway Inc., Class B	4.0
Accenture PLC, Class A	3.4
UnitedHealth Group Inc.	2.7
McDonald’s Corp.	2.3
Texas Instruments Inc.	2.2
SS&C Technologies Holdings Inc.	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(6.90)%	0.94%	(6.90)%	1.24%

Fund Market	(6.96)	0.94	(6.96)	1.24

Russell 1000® Index	(6.87)	0.42	(6.87)	0.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 906.60	$ 0.66		$ 1,000.00	$ 1,024.10	$ 0.70		0.14%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock U.S. Carbon Transition Readiness ETF

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (i.e., Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management). These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the Russell 1000® Index.

The U.S. stock market moved lower during the reporting period. Market concerns centered around higher inflation, slowing growth, higher interest rates, continued supply chain shocks and higher energy prices driven in part by the Russia-Ukraine conflict.

In 2021, the United States policy posture and market sentiment rewarded firms making investments to prepare themselves for the carbon transition. In 2022, however, a strong rally in energy prices and a risk-off environment led to retrenchment in the performance for transition-ready companies. Rising energy prices, a market rotation into value-oriented stocks, and market expectations for increased government expenditures on national security negatively impacted the Fund’s performance as these themes benefited companies in the excluded tobacco, defense and fossil fuel sectors.

The Fund returned -6.90% in the 12-month period ended July 31, 2022, essentially in keeping with the -6.87% return for the Russell 1000® Index. During the period, the Energy Management pillar added value via an overweight to CH Robinson Worldwide driven by the company’s progress toward reducing emissions. Conversely, the Waste Management pillar detracted, with positions in Johnson Controls and Xylem underperforming due to supply chain challenges and disappointing earnings. In sector terms, security selection was most additive within information technology, while selection detracted most notably within industrials.

The Fund’s sector weightings remained essentially neutral relative to the benchmark. The Fund had a slight overweight to the consumer discretionary sector and a slight underweight to consumer staples, all within the risk bands employed by the portfolio management process.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 40% lower carbon emission intensity and 24% higher exposure to clean technology revenue than its benchmark as of June 30, 2022.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	27.4%
Health Care	14.3
Consumer Discretionary	11.8
Financials	11.0
Industrials	8.6
Communication Services	8.0
Consumer Staples	6.0
Energy	4.3
Real Estate	3.3
Utilities	2.7
Materials	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	6.4%
Microsoft Corp.	5.9
Amazon.com Inc.	3.0
Tesla Inc.	2.1
Alphabet Inc., Class A	2.1
Alphabet Inc., Class C	1.9
UnitedHealth Group Inc.	1.7
Coca-Cola Co. (The)	1.6
Johnson & Johnson	1.3
Accenture PLC, Class A	1.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022	BlackRock U.S. Equity Factor Rotation ETF

Investment Objective

The BlackRock U.S. Equity Factor Rotation ETF (the “Fund”) seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(9.94)%	10.13%	(9.94)%	38.44%

Fund Market	(9.97)	10.11	(9.97)	38.35

MSCI USA Index	(6.87)	13.88	(6.87)	54.82

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 19, 2019. The first day of secondary market trading was March 21, 2019.

The MSCI USA Index is designed to measure the performance of the large- and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the United States. Effective September 23, 2019, the Fund changed its benchmark against which it measures its performance from a custom weighted index composed of the 80% MSCI USA Index / 20% MSCI USA Minimum Volatility (USD) Index to the MSCI USA Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 913.30	$ 0.95		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock U.S. Equity Factor Rotation ETF

Portfolio Management Commentary

The U.S. stock market moved lower during the reporting period, as the Fed’s shift to an aggressive course of interest rate hikes in the face of persistently high inflation led to heightened fears of recession. In addition, market participants were concerned about continued supply chain shocks as China engaged in another round of COVID-driven lockdowns as well as higher energy prices driven in part by the Russia-Ukraine conflict.

The Fund’s actively managed factor rotation strategy seeks diversified exposure to five style factors: value, low size, momentum, quality, and minimum volatility. The Fund seeks to outperform the broader market through the efficacy of these factors, as well as by actively emphasizing exposure to the factors that the investment adviser believes will perform best based on forward-looking insights.

For the 12 months ended July 31, 2022, the Fund returned -9.94%, underperforming the -6.87% return for its benchmark, the MSCI USA Index. For the 12-month period, all five factors delivered negative returns, in keeping with the broader market decline. In relative terms, value and minimum volatility outperformed the MSCI USA Index, while momentum, quality and low size underperformed. As such, an equal-weighted portfolio of the five factors would have underperformed the MSCI USA Index during this period due mostly to the poor relative performance of momentum, quality, and low size.

In addition, the Fund’s overall factor tilting decisions weighed on relative performance. Most notably, the Fund’s relatively growth-oriented positioning in momentum factor stocks detracted as rising interest rates led to deteriorating sentiment with respect to sectors such as information technology. In addition, exposure to the low size factor constrained returns as smaller companies were most impacted by slowing growth and mounting inflationary pressures.

In sector terms, the Fund’s overweight to financials proved additive as rising Treasury yields boosted sentiment around bank and insurance stocks. An underweight to communication services also aided relative performance as shares of growth-oriented, mega-cap constituents Meta Platforms, Inc. and Alphabet Inc. declined sharply while streaming service stocks suffered from the perception of market saturation and came back to earth from pandemic lockdown-driven highs. Conversely, an overweight to information technology detracted as valuations for growth-oriented stocks with more distant prospective earnings were downgraded given a higher interest rate regime. An overweight to industrials also constrained performance as recession fears weighed on sentiment for cyclical areas of the market.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	27.7%
Health Care	16.1
Consumer Discretionary	10.6
Financials	9.5
Communication Services	8.7
Consumer Staples	8.5
Industrials	6.9
Energy	4.4
Utilities	3.3
Real Estate	2.2
Materials	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.4%
Microsoft Corp.	4.5
Johnson & Johnson	2.0
Pfizer Inc.	1.8
Amazon.com Inc.	1.8
Eli Lilly & Co.	1.8
Alphabet Inc., Class C	1.8
Alphabet Inc., Class A	1.7
Nvidia Corp.	1.6
Cisco Systems Inc.	1.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization World ex U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(14.15)%	(7.71)%	(14.15)%	(10.06)%

Fund Market	(14.37)	(7.73)	(14.37)	(10.08)

MSCI World ex USA Index	(13.20)	(7.11)	(13.20)	(9.26)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

The MSCI World ex USA Index captures large- and mid-cap representation across certain developed markets countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 884.50	$ 0.93		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of July 31, 2022 (continued)	BlackRock World ex U.S. Carbon Transition Readiness ETF

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (i.e., Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management). These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the MSCI World ex USA Index.

International equities moved lower in the period. Market concerns centered around higher inflation, slowing growth, higher interest rates, continued supply chain shocks and higher energy prices driven in part by the Russia-Ukraine conflict. A risk-off environment was reflected in better relative performance for strategies oriented toward dividend-paying and low volatility stocks.

The Fund returned -14.15% in the 12-month period ended July 31, 2022, underperforming the -13.20% return for the MSCI World ex USA Index. The European energy crisis proved a headwind for the Fund’s relative performance in 2021. Most notably, the Spanish government’s intervention to regulate rising electricity prices weighed disproportionally on the alternative energy generators favored by the Fund. Sustainability-focused strategies broadly have been challenged so far in 2022, and the Fund’s performance has suffered from the exclusion of fossil fuel, defense and tobacco stocks. Despite these short-term obstacles, the investment adviser remained confident in the Fund’s approach over time.

During the period, the Waste Management and Fossil Fuels pillars detracted from performance. In this vein, an overweight to utility Enel SpA, which scored high relative to both pillars, acted as a constraint on relative return amid Europe’s energy crisis and rising interest rates. In sector terms, selection within energy and industrials had the largest adverse impact on results.

The Fund’s country and sector weightings remained essentially neutral relative to the benchmark. The Fund had a slight overweight in the Netherlands and small underweights to Bermuda and Canada. In sector terms, the Fund had a slight overweight to real estate and a slight underweight to utilities, all within the risk bands employed by the portfolio management process.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 32% lower Carbon Emissions Intensity and 43% higher exposure to clean technology revenue than its benchmark as of June 30, 2022.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.3%
Industrials	15.1
Health Care	12.0
Consumer Discretionary	10.9
Consumer Staples	10.2
Information Technology	8.3
Materials	7.8
Energy	6.2
Communication Services	4.2
Utilities	3.3
Real Estate	2.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	20.0%
United Kingdom	13.8
Canada	11.9
Switzerland	10.1
France	9.8
Australia	7.7
Germany	5.1
Netherlands	3.8
Denmark	3.3
Spain	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Schedule of Investments July 31, 2022	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 3.2%
Johnson Controls International PLC	1,191	$64,207
Kingspan Group PLC	636	41,167
Owens Corning	293	27,173

		132,547

Capital Markets — 1.8%
Agronomics Ltd.(a)	339,553	72,780

Chemicals — 13.2%
Ecolab Inc.	408	67,389
FMC Corp.	362	40,218
Koninklijke DSM NV	679	108,741
Nutrien Ltd.(b)	1,525	130,632
Robertet SA	92	86,130
Symrise AG	932	108,751

		541,861

Commercial Services & Supplies — 6.0%
Cleanaway Waste Management Ltd.	86,260	166,179
Republic Services Inc.	297	41,182
Waste Management Inc.	255	41,963

		249,324

Construction & Engineering — 1.0%
Quanta Services Inc.	294	40,786

Containers & Packaging — 7.1%
Ball Corp.	1,181	86,709
Crown Holdings Inc.	1,007	102,392
SIG Group AG	4,042	105,449

		294,550

Electric Utilities — 4.2%
Enel SpA	26,112	131,637
NextEra Energy Inc.	487	41,147

		172,784

Electrical Equipment — 4.9%
ITM Power PLC(a)	5,124	13,378
Prysmian SpA	1,013	32,210
Schneider Electric SE	490	67,769
Vestas Wind Systems A/S	2,078	54,618
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	19,400	34,658

		202,633

Electronic Equipment, Instruments & Components — 4.3%
Keyence Corp.	200	79,268
Samsung SDI Co. Ltd.	226	99,338

		178,606

Food Products — 12.7%
Archer-Daniels-Midland Co.	1,048	86,743
Bunge Ltd.	1,121	103,502
Darling Ingredients Inc.(a)	566	39,213
Kerry Group PLC, Class A	984	103,862
Maple Leaf Foods Inc.	2,230	47,315
Salmar ASA	1,459	104,506
SunOpta Inc.(a)	4,351	38,376

		523,517

Independent Power and Renewable Electricity Producers — 4.7%
EDP Renovaveis SA	6,146	159,853
Orron Energy AB	26,019	32,122

		191,975

Security	Shares	Value

Machinery — 14.5%
Ag Growth International Inc.	4,191	$111,047
AGCO Corp.	688	74,937
Atlas Copco AB, Class A	3,606	42,152
Deere & Co.	416	142,763
Evoqua Water Technologies Corp.(a)	2,249	85,709
Ingersoll Rand Inc.	1,336	66,533
John Bean Technologies Corp.	478	53,684
Marel HF(c)	4,315	19,472

		596,297

Metals & Mining — 0.8%
Sims Ltd.	3,339	34,722

Paper & Forest Products — 3.4%
Mondi PLC	3,313	62,872
UPM-Kymmene OYJ	2,391	75,770

		138,642

Professional Services — 1.5%
Bureau Veritas SA	2,192	60,457

Semiconductors & Semiconductor Equipment — 5.4%
Analog Devices Inc.	262	45,054
Canadian Solar Inc.(a)	1,174	43,309
First Solar Inc.(a)	418	41,453
Infineon Technologies AG	3,320	91,049

		220,865

Software — 4.1%
Ansys Inc.(a)	305	85,092
Dassault Systemes SE	1,975	84,711

		169,803

Total Common Stocks — 92.8% (Cost: $4,243,783)		3,822,149

Warrants

Capital Markets — 0.2%
Agronomics Ltd., (Expires 12/08/23)	329,052	6,432

Total Warrants — 0.2% (Cost: $0)		6,432

Total Long-Term Investments — 93.0% (Cost: $4,243,783)		3,828,581

Short-Term Securities

Money Market Funds — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	127,663	127,650
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	310,000	310,000

Total Short-Term Securities — 10.6% (Cost: $437,650)		437,650

Total Investments in Securities — 103.6% (Cost: $4,681,433)		4,266,231

Liabilities in Excess of Other Assets — (3.6)%		(149,826)

Net Assets — 100.0%		$4,116,405

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	BlackRock Future Climate and Sustainable Economy ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/03/21	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$127,690	(b)	$—	$(40)	$—	$127,650	127,663	$104	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		310,000	(b)	—	—	—	310,000	310,000	705		—

						$(40)	$—	$437,650		$809		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,748,528	$2,073,621	$—	$3,822,149
Warrants	—	6,432	—	6,432
Money Market Funds	437,650	—	—	437,650

	$2,186,178	$2,080,053	$—	$4,266,231

See notes to financial statements.

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Schedule of Investments July 31, 2022	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 30.6%
AbbVie Inc.	725	$104,045
Acumen Pharmaceuticals Inc.(a)	668	3,634
Alkermes PLC(a)	3,791	97,050
Alnylam Pharmaceuticals Inc.(a)	120	17,045
Ambrx Biopharma Inc., ADR(a)	428	1,190
Arcutis Biotherapeutics Inc.(a)	1,200	29,112
Argenx SE, ADR(a)	456	166,080
Arrowhead Pharmaceuticals Inc.(a)	306	13,014
Biogen Inc.(a)	496	106,670
Biohaven Pharmaceutical Holding Co. Ltd.(a)	600	87,612
BioMarin Pharmaceutical Inc.(a)	1,186	102,055
Cerevel Therapeutics Holdings Inc.(a)	976	25,659
Day One Biopharmaceuticals Inc.(a)	1,258	21,550
Decibel Therapeutics Inc.(a)	469	2,162
Design Therapeutics Inc.(a)	243	4,768
Enanta Pharmaceuticals Inc.(a)	70	3,861
Exact Sciences Corp.(a)(b)	1,637	73,829
Exelixis Inc.(a)	1,911	39,978
Fate Therapeutics Inc.(a)	163	4,976
Galapagos NV, ADR(a)	588	29,935
Genmab A/S(a)	110	39,140
Genmab A/S, ADR(a)(b)	362	12,894
Gilead Sciences Inc.	1,525	91,119
Halozyme Therapeutics Inc.(a)	3,038	148,558
Horizon Therapeutics PLC(a)	303	25,140
Imago Biosciences Inc.(a)	412	6,633
Immunocore Holdings PLC(a)	1,240	57,214
ImmunoGen Inc.(a)	1,663	7,883
Incyte Corp.(a)	1,105	85,836
Ionis Pharmaceuticals Inc.(a)	1,528	57,392
Karuna Therapeutics Inc.(a)	107	13,937
Keros Therapeutics Inc.(a)	763	24,477
Kinnate Biopharma Inc.(a)	843	9,020
Krystal Biotech Inc.(a)	51	3,702
Legend Biotech Corp., ADR(a)	654	30,895
Moderna Inc.(a)	325	53,329
Monte Rosa Therapeutics Inc.(a)	458	4,154
MoonLake Immunotherapeutics, NVS(a)	593	3,736
Neurocrine Biosciences Inc.(a)	1,211	113,991
PMV Pharmaceuticals Inc.(a)	963	14,397
Prothena Corp. PLC(a)	729	22,643
RAPT Therapeutics Inc.(a)	629	11,586
REVOLUTION Medicines Inc.(a)	1,241	28,034
Sage Therapeutics Inc.(a)	328	11,286
Sarepta Therapeutics Inc.(a)	1,187	110,332
Seagen Inc.(a)	271	48,775
Sigilon Therapeutics Inc.(a)	962	681
Tenaya Therapeutics Inc.(a)	472	2,251
TScan Therapeutics Inc.(a)	1,836	8,060
Twist Bioscience Corp.(a)	595	26,025
Ultragenyx Pharmaceutical Inc.(a)	191	10,176
United Therapeutics Corp.(a)	213	49,218
Vertex Pharmaceuticals Inc.(a)	728	204,138

		2,270,877

Diversified Financial Services — 1.7%
DA32 Life Science Tech Acquisition Corp., Class A(a)	4,241	41,307
Eucrates Biomedical Acquisition Corp.(a)	2,475	24,602
Health Assurance Acquisition Corp., Class A(a)	3,754	37,240

Security	Shares	Value

Diversified Financial Services (continued)
MedTech Acquisition Corp./NY, Class A(a)	2,544	$25,109

		128,258

Electronic Equipment, Instruments & Components — 0.3%
908 Devices Inc.(a)	864	19,440

Health Care Equipment & Supplies — 22.1%
Abbott Laboratories	924	100,568
Abiomed Inc.(a)	327	95,814
Alcon Inc.	2,812	219,589
Align Technology Inc.(a)	115	32,312
Bausch + Lomb Corp.(a)	1,650	23,744
ConvaTec Group PLC(c)	15,684	43,735
Cooper Companies Inc. (The)	341	111,507
Dexcom Inc.(a)	1,076	88,318
Edwards Lifesciences Corp.(a)	759	76,310
Globus Medical Inc., Class A(a)	306	17,959
Hologic Inc.(a)	886	63,243
Insulet Corp.(a)	419	103,828
Intuitive Surgical Inc.(a)	333	76,647
Nevro Corp.(a)	1,623	70,357
Novocure Ltd.(a)	395	26,856
Nyxoah SA(a)	1,824	18,441
Omnicell Inc.(a)	451	49,664
Penumbra Inc.(a)(b)	356	49,619
Pulmonx Corp.(a)	585	9,968
ResMed Inc.	608	146,236
Shockwave Medical Inc.(a)	185	39,022
SI-BONE Inc.(a)	596	8,010
STERIS PLC	322	72,659
Tandem Diabetes Care Inc.(a)	778	51,511
Teleflex Inc.	197	47,371

		1,643,288

Health Care Providers & Services — 16.4%
Addus HomeCare Corp.(a)	147	13,643
agilon health Inc.(a)(b)	844	21,125
Amedisys Inc.(a)	523	62,682
AmerisourceBergen Corp.	1,071	156,291
Amplifon SpA	943	31,183
Centene Corp.(a)	1,169	108,682
CVS Health Corp.	527	50,423
Elevance Health Inc.	153	72,996
Encompass Health Corp.	1,386	70,159
Enhabit Inc.	693	12,135
Guardant Health Inc.(a)	720	36,122
Henry Schein Inc.(a)	221	17,422
LHC Group Inc.(a)	331	53,973
McKesson Corp.	482	164,642
Quest Diagnostics Inc.	1,267	173,034
R1 RCM Inc.(a)	2,191	54,775
UnitedHealth Group Inc.	215	116,603

		1,215,890

Health Care Technology — 0.0%
Sophia Genetics SA(a)	825	2,846

Life Sciences Tools & Services — 14.6%
10X Genomics Inc., Class A(a)	290	11,643
Agilent Technologies Inc.	1,014	135,977
Bio-Techne Corp.	150	57,792
Bruker Corp.	1,227	84,111
Cytek Biosciences Inc.(a)	2,380	30,464

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Danaher Corp.	206	$60,043
IQVIA Holdings Inc.(a)	506	121,577
IsoPlexis Corp(a)(b)	480	1,603
Lonza Group AG, Registered	60	36,465
Mettler-Toledo International Inc.(a)	31	41,842
QIAGEN NV(a)	2,078	103,152
Sotera Health Co.(a)	3,729	71,597
Thermo Fisher Scientific Inc.	229	137,036
Waters Corp.(a)	420	152,893
Wuxi Biologics Cayman Inc., New(a)(c)	4,000	38,288

		1,084,483

Personal Products — 0.2%
Haleon PLC, ADR, NVS(b)	1,617	11,367

Pharmaceuticals — 11.4%
AstraZeneca PLC	817	54,110
Bristol-Myers Squibb Co.	748	55,187
Daiichi Sankyo Co. Ltd.	4,600	121,968
Eisai Co. Ltd.	1,200	54,954
GSK PLC, ADR, NVS	1,293	54,526
H Lundbeck A/S	4,359	21,545
H Lundbeck A/S, Class A(a)	1,306	6,226
Merck & Co. Inc.	856	76,475
Pfizer Inc.	1,031	52,076
Sanofi, ADR	2,388	118,683
UCB SA	997	77,904
Zoetis Inc.	823	150,239

		843,893

Total Common Stocks — 97.3% (Cost: $7,409,122)		7,220,342

Warrants

Diversified Financial Services — 0.0%
Eucrates Biomedical Acquisition Corp., (Expires 12/14/25)(a)	825	36

Total Warrants — 0.0% (Cost: $1,069)		36

Total Long-Term Investments — 97.3% (Cost: $7,410,191)		7,220,378

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	133,833	$133,820
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	180,000	180,000

Total Short-Term Securities — 4.2% (Cost: $313,794)		313,820

Total Investments in Securities — 101.5% (Cost: $7,723,985)		7,534,198

Liabilities in Excess of Other Assets — (1.5)%		(108,414)

Net Assets — 100.0%		$7,425,784

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$185,281	$—	$(51,232	)(a)	$(255)	$26	$133,820	133,833	$1,001	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	430,000	—	(250,000	)(a)	—	—	180,000	180,000	1,074		—

					$(255)	$26	$313,820		$2,075		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Future Health ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$6,776,705	$443,637	$—	$7,220,342
Warrants	36	—	—	36
Money Market Funds	313,820	—	—	313,820

	$7,090,561	$443,637	$—	$7,534,198

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments July 31, 2022	BlackRock Future Innovators ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 6.2%
Axon Enterprise Inc.(a)(b)	2,349	$258,836
HEICO Corp.	1,438	226,787

		485,623

Auto Components — 2.0%
Fox Factory Holding Corp.(a)	1,652	156,378

Biotechnology — 1.9%
Halozyme Therapeutics Inc.(a)	3,086	150,905

Building Products — 1.4%
AZEK Co. Inc. (The)(a)	5,207	107,681

Capital Markets — 4.7%
TPG Inc.(b)	5,738	163,648
Tradeweb Markets Inc., Class A	2,929	206,553

		370,201

Diversified Consumer Services — 3.6%
Bright Horizons Family Solutions Inc.(a)	1,036	97,042
Duolingo Inc, Class A(a)	1,996	183,133

		280,175

Electronic Equipment, Instruments & Components — 1.5%
908 Devices Inc.(a)(b)	2,200	49,500
Halma PLC	2,364	66,577

		116,077

Entertainment — 1.4%
Kahoot! ASA(a)(b)	46,445	111,363

Equity Real Estate Investment Trusts (REITs) — 1.2%
Innovative Industrial Properties Inc.	228	21,982
Rexford Industrial Realty Inc.	1,083	70,839

		92,821

Food Products — 0.6%
Freshpet Inc.(a)(b)	920	49,165

Health Care Equipment & Supplies — 2.4%
Figs Inc., Class A(a)	7,610	80,438
Inmode Ltd.(a)(b)	2,365	78,612
Pulmonx Corp.(a)	1,555	26,497

		185,547

Health Care Technology — 5.5%
Certara Inc.(a)	7,875	181,046
Doximity Inc., Class A(a)	4,073	172,370
Phreesia Inc.(a)	3,129	73,500

		426,916

Hotels, Restaurants & Leisure — 8.9%
Evolution AB(c)	2,078	201,630
Penn National Gaming Inc.(a)	3,788	130,875
Planet Fitness Inc., Class A(a)	3,199	252,113
Wingstop Inc.	871	109,903

		694,521

Interactive Media & Services — 2.2%
Match Group Inc.(a)	2,326	170,519

Internet & Direct Marketing Retail — 2.0%
Etsy Inc.(a)	700	72,604
Fiverr International Ltd.(a)	2,687	86,199

		158,803

Security	Shares	Value

IT Services — 4.2%
DigitalOcean Holdings Inc.(a)(b)	2,864	$117,367
Globant SA(a)	1,037	206,612

		323,979

Life Sciences Tools & Services — 13.0%
10X Genomics Inc., Class A(a)	1,047	42,037
Azenta Inc.	2,395	163,483
Bio-Techne Corp.	582	224,233
Charles River Laboratories International Inc.(a)(b)	578	144,812
Olink Holding AB, ADR(a)(b)	3,168	42,609
Repligen Corp.(a)	1,219	260,086
West Pharmaceutical Services Inc.	405	139,142

		1,016,402

Machinery — 3.2%
Chart Industries Inc.(a)	1,277	249,130

Road & Rail — 1.4%
Saia Inc.(a)	450	107,033

Semiconductors & Semiconductor Equipment — 11.1%
Ambarella Inc.(a)	1,992	172,408
Entegris Inc.	2,342	257,386
Lattice Semiconductor Corp.(a)	2,639	162,298
Monolithic Power Systems Inc.	591	274,649

		866,741

Software — 18.4%
Avalara Inc.(a)	1,343	117,405
Bill.com Holdings Inc.(a)	1,766	238,551
Confluent Inc., Class A(a)	7,292	185,581
Five9 Inc.(a)	2,013	217,646
Gitlab Inc., Class A(a)	3,194	183,336
HubSpot Inc.(a)	484	149,072
Paylocity Holding Corp.(a)	1,199	246,910
SiteMinder Ltd.(a)	32,555	97,214

		1,435,715

Specialty Retail — 0.5%
Leslie’s Inc.(a)	2,328	35,292

Total Long-Term Investments — 97.3% (Cost: $9,864,482)		7,590,987

Short-Term Securities

Money Market Funds — 15.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	980,077	979,979
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	210,000	210,000

Total Short-Term Securities — 15.3% (Cost: $1,189,787)		1,189,979

Total Investments in Securities — 112.6% (Cost: $11,054,269)		8,780,966

Liabilities in Excess of Other Assets — (12.6)%		(980,842)

Net Assets — 100.0%		$7,800,124

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Future Innovators ETF

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,154,417	$—		$(2,173,836	)(a)	$(794)	$192	$979,979	980,077	$3,299	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	160,000	(a)	—		—	—	210,000	210,000	592		—

						$(794)	$192	$1,189,979		$3,891		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$7,114,203	$476,784	$—	$7,590,987
Money Market Funds	1,189,979	—	—	1,189,979

	$8,304,182	$476,784	$—	$8,780,966

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments July 31, 2022	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 3.8%
Tesla Inc.(a)	537	$478,709

Chemicals — 1.0%
CNGR Advanced Material Co. Ltd., Class A	3,900	71,956
Shenzhen Dynanonic Co. Ltd., Class A	1,100	58,509

		130,465

Electrical Equipment — 0.7%
Yantai Zhenghai Magnetic Material Co. Ltd.(a)	35,800	91,439

Electronic Equipment, Instruments & Components — 5.3%
E Ink Holdings Inc.	17,000	111,839
II-VI Inc.(a)(b)	1,396	73,486
Jabil Inc.(b)	2,594	153,928
Samsung SDI Co. Ltd.	556	244,390
Xiamen Faratronic Co. Ltd., Class A	2,800	86,714

		670,357

Entertainment — 3.5%
Bilibili Inc., ADR(a)	1,866	45,605
CTS Eventim AG & Co. KGaA(a)	1,262	69,515
NetEase Inc.	4,700	87,922
Roku Inc.(a)	701	45,929
Take-Two Interactive Software Inc.(a)	1,467	194,715

		443,686

Health Care Providers & Services — 0.7%
agilon health Inc.(a)	3,483	87,179

Health Care Technology — 1.3%
Definitive Healthcare Corp.(a)	3,043	79,057
Doximity Inc., Class A(a)(b)	2,018	85,402

		164,459

Hotels, Restaurants & Leisure — 1.7%
Expedia Group Inc.(a)	857	90,885
Trip.com Group Ltd., ADR(a)	4,884	125,909

		216,794

Interactive Media & Services — 3.6%
Eventbrite Inc., Class A(a)(b)	5,628	52,678
Kakao Corp.	3,354	193,681
Kanzhun Ltd., ADR(a)	2,902	68,226
ZoomInfo Technologies Inc.(a)(b)	3,652	138,374

		452,959

Internet & Direct Marketing Retail — 1.6%
MercadoLibre Inc.(a)	107	87,067
Prosus NV, Class N	1,726	112,596

		199,663

IT Services — 14.5%
Adyen NV(a)(c)	84	151,097
Amadeus IT Group SA(a)	2,012	117,320
AvidXchange Holdings Inc.(a)	3,525	25,451
Block Inc.(a)	905	68,834
Cloudflare Inc., Class A(a)	1,587	79,858
Dlocal Ltd./Uruguay, Class A(a)(b)	2,419	67,200
Endava PLC, ADR(a)(b)	2,383	243,066
Global Payments Inc.	973	119,018
GMO Payment Gateway Inc.	1,100	91,413
Grid Dynamics Holdings Inc.(a)	5,676	107,106
Kakao Pay Corp.(a)	830	40,275
Locaweb Servicos de Internet SA(a)(c)	53,541	70,055
MongoDB Inc. (a)	639	199,668

Security	Shares	Value

IT Services (continued)
Okta Inc.(a)	1,167	$114,891
Shift4 Payments Inc., Class A(a)(b)	3,430	124,955
Thoughtworks Holding Inc.(a)	5,433	85,081
Twilio Inc., Class A(a)	931	78,949
Wise PLC(a)	6,035	34,731

		1,818,968

Machinery — 0.4%
Shenzhen Inovance Technology Co. Ltd., Class A	5,600	54,888

Media — 1.5%
Informa PLC(a)	25,563	185,911

Professional Services — 3.4%
Legalzoomcom Inc.(a)(b)	4,149	43,481
Planet Labs PBC(a)(b)	8,575	45,705
TransUnion	2,608	206,632
Wolters Kluwer NV	1,158	125,761

		421,579

Semiconductors & Semiconductor Equipment — 27.9%
Alphawave IP Group PLC(a)	32,913	53,950
Ambarella Inc.(a)	1,147	99,273
Andes Technology Corp.	4,000	35,724
ASM International NV	702	215,634
BE Semiconductor Industries NV	2,086	111,980
Credo Technology Group Holdings Ltd.(a)(b)	8,425	135,221
Entegris Inc.	1,849	203,205
KLA Corp.	446	171,059
Lasertec Corp.	1,300	186,121
Lattice Semiconductor Corp.(a)	3,308	203,442
MACOM Technology Solutions Holdings Inc., Class H(a)	2,121	122,891
Marvell Technology Inc.	6,302	350,895
Monolithic Power Systems Inc.(b)	499	231,895
Montage Technology Co. Ltd., Class A	6,400	54,355
NAURA Technology Group Co. Ltd., Class A	1,400	52,783
Nordic Semiconductor ASA(a)	5,807	102,050
ON Semiconductor Corp.(a)	3,451	230,458
Silergy Corp.	5,000	93,572
SOITEC(a)	1,377	220,412
StarPower Semiconductor Ltd., Class A	1,300	75,169
Tower Semiconductor Ltd.(a)(b)	4,215	201,730
Ultra Clean Holdings Inc.(a)	3,235	108,696
Wolfspeed Inc.(a)	3,078	256,397

		3,516,912

Software — 20.9%
Altair Engineering Inc., Class A(a)	1,854	109,219
Altium Ltd.	7,279	160,741
AppLovin Corp., Class A(a)(b)	2,054	72,999
Aspen Technology Inc.(a)	504	102,861
Atlassian Corp. PLC, Class A(a)	719	150,501
Avalara Inc.(a)	1,108	96,861
Bill.com Holdings Inc.(a)(b)	705	95,231
Confluent Inc., Class A(a)	1,964	49,984
CS Disco Inc.(a)(b)	3,916	96,099
Elastic NV(a)	1,120	89,477
Expensify Inc., Class A(a)(b)	2,982	59,521
Freee KK(a)(b)	2,500	60,898
Gitlab Inc., Class A(a)	606	34,784
Glodon Co. Ltd., Class A	14,371	98,788
HashiCorp Inc.(a)	1,031	37,363
Lightspeed Commerce Inc.(a)	3,050	65,452

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Palantir Technologies Inc., Class A(a)	4,994	$51,688
Palo Alto Networks Inc.(a)	383	191,155
Samsara Inc.(a)(b)	3,362	48,615
SiteMinder Ltd.(a)	69,729	208,220
Synopsys Inc.(a)	1,003	368,603
Unity Software Inc.(a)(b)	1,817	67,938
Xero Ltd.(a)	2,260	148,886
Zscaler Inc.(a)	803	124,513
ZWSOFT Co. Ltd. Guangzhou	1,269	40,761

		2,631,158

Technology Hardware, Storage & Peripherals — 1.7%
Pure Storage Inc., Class A(a)	7,471	211,803

Total Long-Term Investments — 93.5% (Cost: $13,563,757)		11,776,929

Short-Term Securities

Money Market Funds — 20.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	1,738,089	1,737,915

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	830,000	$830,000

Total Short-Term Securities — 20.4% (Cost: $2,567,635)		2,567,915

Total Investments in Securities — 113.9% (Cost: $16,131,392)		14,344,844

Liabilities in Excess of Other Assets — (13.9)%		(1,746,759)

Net Assets — 100.0%		$12,598,085

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,980,120	$—	$(1,241,209	)(a)	$(1,276)	$280	$1,737,915	1,738,089	$17,665	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	870,000	—	(40,000	)(a)	—	—	830,000	830,000	2,296		—

					$(1,276)	$280	$2,567,915		$19,961		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$8,021,639	$3,755,290	$—	$11,776,929
Money Market Funds	2,567,915	—	—	2,567,915

	$10,589,554	$3,755,290	$—	$14,344,844

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments July 31, 2022	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.1%
United Parcel Service Inc., Class B	25	$4,872

Automobiles — 0.4%
Ford Motor Co.	1,079	15,850

Banks — 1.7%
JPMorgan Chase & Co.	600	69,216
PNC Financial Services Group Inc. (The)	15	2,489

		71,705

Beverages — 1.0%
Coca-Cola Co. (The)	477	30,609
PepsiCo Inc.	77	13,472

		44,081

Biotechnology — 0.5%
AbbVie Inc.	164	23,536

Building Products — 0.2%
Builders FirstSource Inc.(a)	69	4,692
Johnson Controls International PLC	58	3,127

		7,819

Capital Markets — 3.1%
Affiliated Managers Group Inc.	235	29,699
Ameriprise Financial Inc.	45	12,146
Ares Management Corp., Class A	244	17,483
Bank of New York Mellon Corp. (The)	72	3,129
Charles Schwab Corp. (The)	255	17,608
Goldman Sachs Group Inc. (The)	30	10,002
Moody’s Corp.	10	3,103
Morgan Stanley	180	15,174
Raymond James Financial Inc.	130	12,801
S&P Global Inc.	3	1,131
Stifel Financial Corp.	240	14,354

		136,630

Chemicals — 0.8%
Olin Corp.	677	35,387

Commercial Services & Supplies — 1.8%
Clean Harbors Inc.(a)	206	20,104
Copart Inc.(a)	95	12,169
Waste Connections Inc.	299	39,878
Waste Management Inc.	25	4,114

		76,265

Consumer Finance — 1.1%
American Express Co.	268	41,278
Capital One Financial Corp.	45	4,942
Discover Financial Services	15	1,515

		47,735

Distributors — 1.4%
Genuine Parts Co.	263	40,205
LKQ Corp.	362	19,852

		60,057

Diversified Financial Services — 3.9%
Berkshire Hathaway Inc., Class B(a)	570	171,342

Electronic Equipment, Instruments & Components — 4.4%
Amphenol Corp., Class A	1,050	80,986
Arrow Electronics Inc.(a)	440	56,395
CDW Corp./DE	5	908
Jabil Inc.	515	30,560

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Keysight Technologies Inc.(a)	65	$10,569
TD SYNNEX Corp.	60	6,025
Trimble Inc.(a)	60	4,166

		189,609

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	59	31,937
Walmart Inc.	166	21,920

		53,857

Food Products — 0.1%
Hershey Co. (The)	15	3,419

Health Care Providers & Services — 2.8%
HCA Healthcare Inc.	35	7,434
McKesson Corp.	5	1,708
UnitedHealth Group Inc.	211	114,434

		123,576

Hotels, Restaurants & Leisure — 2.2%
McDonald’s Corp.	365	96,130
Yum! Brands Inc.	7	858

		96,988

Household Durables — 0.9%
DR Horton Inc.	194	15,138
Meritage Homes Corp.(a)	41	3,620
PulteGroup Inc.	257	11,210
Toll Brothers Inc.	145	7,131

		37,099

Household Products — 1.7%
Procter & Gamble Co. (The)	528	73,344

Insurance — 0.5%
American Financial Group Inc./OH	42	5,615
Loews Corp.	94	5,475
Marsh & McLennan Companies Inc.	55	9,018
W R Berkley Corp.	51	3,189

		23,297

Interactive Media & Services — 8.8%
Alphabet Inc., Class A(a)	1,640	190,765
Alphabet Inc., Class C, NVS(a)	1,660	193,622

		384,387

Internet & Direct Marketing Retail — 1.0%
Amazon.com Inc.(a)	328	44,263

IT Services — 7.5%
Accenture PLC, Class A	475	145,473
Automatic Data Processing Inc.	60	14,467
Broadridge Financial Solutions Inc.	10	1,606
Cognizant Technology Solutions Corp., Class A	444	30,174
Genpact Ltd.	530	25,482
Paychex Inc.	135	17,318
SS&C Technologies Holdings Inc.	1,540	91,122

		325,642

Machinery — 1.0%
Dover Corp.	40	5,347
Graco Inc.	221	14,843
Lincoln Electric Holdings Inc.	173	24,469

		44,659

Marine — 0.2%
Matson Inc.	79	7,242

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 3.6%
Commercial Metals Co.	243	$9,628
Nucor Corp.	557	75,640
Reliance Steel & Aluminum Co.	40	7,610
Steel Dynamics Inc.	399	31,074
U.S. Steel Corp.	1,455	34,411

		158,363

Multiline Retail — 1.7%
Dillard’s Inc., Class A	109	24,781
Dollar Tree Inc.(a)	26	4,299
Nordstrom Inc.	976	22,946
Target Corp.	125	20,423

		72,449

Oil, Gas & Consumable Fuels — 2.7%
APA Corp.	50	1,859
ConocoPhillips	134	13,056
Continental Resources Inc./OK	66	4,547
EOG Resources Inc.	62	6,896
Matador Resources Co.	449	25,943
Ovintiv Inc.	650	33,208
PDC Energy Inc.	434	28,509
Pioneer Natural Resources Co.	13	3,080

		117,098

Paper & Forest Products — 0.7%
Louisiana-Pacific Corp.	347	22,080
Sylvamo Corp.	242	9,496

		31,576

Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	256	18,888
Johnson & Johnson	328	57,242

		76,130

Road & Rail — 3.1%
Old Dominion Freight Line Inc.	224	67,986
Ryder System Inc.	319	24,984
Union Pacific Corp.	188	42,733

		135,703

Semiconductors & Semiconductor Equipment — 11.2%
Analog Devices Inc.	470	80,821
Broadcom Inc.	154	82,464
Intel Corp.	1,028	37,327
KLA Corp.	10	3,835
Microchip Technology Inc.	230	15,838
Micron Technology Inc.	652	40,333
NXP Semiconductors NV	40	7,355
ON Semiconductor Corp.(a)	510	34,058
Qualcomm Inc.	452	65,567
Semtech Corp.(a)	60	3,740
Synaptics Inc.(a)	137	19,858
Texas Instruments Inc.	527	94,275

		485,471

Security	Shares	Value

Software — 10.4%
Cadence Design Systems Inc.(a)	55	$10,234
Microsoft Corp.	1,359	381,526
Oracle Corp.	410	31,914
Synopsys Inc.(a)	75	27,563

		451,237

Specialty Retail — 3.7%
Bath & Body Works Inc.	135	4,798
Home Depot Inc. (The)	175	52,664
Lowe’s Companies Inc.	160	30,645
Penske Automotive Group Inc.	119	13,624
Ross Stores Inc.	57	4,632
Signet Jewelers Ltd.	43	2,621
TJX Companies Inc. (The)	742	45,381
Ulta Beauty, Inc.(a)	10	3,889
Victoria’s Secret & Co.(a)	120	4,435

		162,689

Technology Hardware, Storage & Peripherals — 9.5%
Apple Inc.	2,380	386,774
Dell Technologies Inc., Class C	614	27,667

		414,441

Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd.(a)	65	3,164
Nike Inc., Class B	293	33,672

		36,836

Trading Companies & Distributors — 0.6%
Fastenal Co.	170	8,731
United Rentals Inc.(a)	40	12,907
WW Grainger Inc.	5	2,718

		24,356

Total Long-Term Investments — 98.2% (Cost: $4,653,220)		4,269,010

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(b)(c)	70,000	70,000

Total Short-Term Securities — 1.6% (Cost: $70,000)		70,000

Total Investments in Securities — 99.8% (Cost: $4,723,220)		4,339,010

Other Assets Less Liabilities — 0.2%		9,509

Net Assets — 100.0%		$4,348,519

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	BlackRock Future U.S. Themes ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/14/21	(a)	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(b)	$—		$—		$(1	)(c)	$1	$—	$—	—	$21	(d)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		70,000	(c)	—		—	—	70,000	70,000	143		—

							$1	$—	$70,000		$164		$—

(a)	Commencement of operations.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini S&P 500 Index	3	09/16/22	$62	$3,177

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,177	$—	$—	$—	$3,177

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(7,580)	$—	$—	$—	$(7,580)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$3,177	$—	$—	$—	$3,177

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$49,440

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Future U.S. Themes ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,269,010	$—	$—	$4,269,010
Money Market Funds	70,000	—	—	70,000

	$4,339,010	$—	$—	$4,339,010

Derivative financial instruments(a)
Assets
Futures Contracts	$3,177	$—	$—	$3,177

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Raytheon Technologies Corp.	70,196	$6,542,969

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	44,353	4,909,877
Expeditors International of Washington Inc.	33,683	3,578,819
United Parcel Service Inc., Class B	19,566	3,813,218

		12,301,914

Airlines — 0.2%
Alaska Air Group Inc.(a)	59,033	2,616,933
JetBlue Airways Corp.(a)	22,381	188,448

		2,805,381

Auto Components — 0.1%
Aptiv PLC(a)	19,573	2,053,012

Automobiles — 2.5%
Ford Motor Co.	179,246	2,633,124
General Motors Co.(a)	80,062	2,903,048
Rivian Automotive Inc., Class A(a)	4,920	168,756
Tesla Inc.(a)	32,964	29,385,758

		35,090,686

Banks — 3.4%
Bank of America Corp.	76,367	2,581,968
Bank of Hawaii Corp.	12,300	985,353
Citigroup Inc.	55,671	2,889,325
Citizens Financial Group Inc.	40,590	1,541,202
Comerica Inc.	9,983	776,378
Commerce Bancshares Inc.	10,083	700,668
Fifth Third Bancorp	69,054	2,356,122
FNB Corp.	78,720	941,491
Huntington Bancshares Inc./OH	236,928	3,148,773
JPMorgan Chase & Co.	120,704	13,924,413
KeyCorp	207,355	3,794,597
PNC Financial Services Group Inc. (The)	24,585	4,079,635
Signature Bank/New York NY	2,124	394,151
U.S. Bancorp	110,848	5,232,026
Wells Fargo & Co.	99,960	4,385,245

		47,731,347

Beverages — 2.9%
Coca-Cola Co. (The)	338,539	21,724,048
Keurig Dr Pepper Inc.	21,853	846,585
Molson Coors Beverage Co., Class B	61,750	3,689,562
PepsiCo Inc.	84,484	14,781,321

		41,041,516

Biotechnology — 2.2%
AbbVie Inc.	107,755	15,463,920
Amgen Inc.	17,893	4,427,981
Biogen Inc.(a)	16,161	3,475,585
Incyte Corp.(a)	13,675	1,062,274
Moderna Inc.(a)	13,096	2,148,923
Novavax Inc.(a)	6,195	337,689
Regeneron Pharmaceuticals Inc.(a)	1,337	777,720
Vertex Pharmaceuticals Inc.(a)	10,333	2,897,476

		30,591,568

Building Products — 1.6%
A O Smith Corp.	72,570	4,591,504
Allegion PLC	6,150	650,055
Builders FirstSource Inc.(a)(b)	45,082	3,065,576
Carrier Global Corp.	14,760	598,223

Security	Shares	Value

Building Products (continued)
Johnson Controls International PLC	169,503	$9,137,907
Trane Technologies PLC	33,338	4,900,352

		22,943,617

Capital Markets — 3.3%
Ameriprise Financial Inc.	6,150	1,660,008
Bank of New York Mellon Corp. (The)	28,550	1,240,783
BlackRock Inc.(c)	6,061	4,055,900
Blackstone Inc., NVS	20,624	2,105,092
Charles Schwab Corp. (The)	54,694	3,776,621
Coinbase Global Inc., Class A(a)(b)	3,551	223,571
FactSet Research Systems Inc.	14,831	6,372,584
Goldman Sachs Group Inc. (The)	23,490	7,831,331
LPL Financial Holdings Inc.	12,030	2,525,338
MarketAxess Holdings Inc.	974	263,740
Moody’s Corp.	6,578	2,040,824
Morgan Stanley	17,510	1,476,093
MSCI Inc.	3,004	1,445,945
Nasdaq Inc.	7,114	1,286,923
Northern Trust Corp.	6,150	613,647
Raymond James Financial Inc.	3,491	343,759
S&P Global Inc.	21,210	7,994,685
State Street Corp.	19,858	1,410,712

		46,667,556

Chemicals — 1.5%
Albemarle Corp.	2,126	519,403
DuPont de Nemours Inc.	60,678	3,715,314
Ecolab Inc.(b)	41,928	6,925,248
Element Solutions Inc.	45,510	899,277
FMC Corp.	27,482	3,053,250
International Flavors & Fragrances Inc.	8,154	1,011,504
Mosaic Co. (The)	5,348	281,626
PPG Industries Inc.	14,568	1,883,497
Sherwin-Williams Co. (The)	14,396	3,482,968

		21,772,087

Commercial Services & Supplies — 0.7%
Cintas Corp.	2,733	1,162,864
MSA Safety Inc.	10,923	1,401,858
Republic Services Inc.	7,487	1,038,147
Waste Management Inc.	36,457	5,999,364

		9,602,233

Communications Equipment — 0.8%
Arista Networks Inc.(a)	3,690	430,365
Cisco Systems Inc.	235,217	10,671,795
Ubiquiti Inc.	2,554	770,363

		11,872,523

Construction & Engineering — 0.1%
AECOM	9,840	708,480
MasTec Inc.(a)	2,674	211,059

		919,539

Consumer Finance — 0.7%
Ally Financial Inc.	46,452	1,536,168
American Express Co.	29,263	4,507,087
Capital One Financial Corp.	37,944	4,167,389

		10,210,644

Containers & Packaging — 0.5%
Avery Dennison Corp.	7,161	1,363,884
Ball Corp.	68,559	5,033,602
Crown Holdings Inc.	2,674	271,892

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Westrock Co.	19,680	$833,645

		7,503,023

Distributors — 0.7%
Genuine Parts Co.	53,618	8,196,584
Pool Corp.	5,845	2,090,756

		10,287,340

Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions Inc.(a)	1,230	115,214

Diversified Financial Services — 1.3%
Apollo Global Management Inc.	15,073	860,668
Berkshire Hathaway Inc., Class B(a)	58,539	17,596,824
Voya Financial Inc.	8,500	511,360

		18,968,852

Diversified Telecommunication Services — 0.9%
AT&T Inc.	364,330	6,842,117
Lumen Technologies Inc.	15,905	173,205
Verizon Communications Inc.	118,077	5,453,977

		12,469,299

Electric Utilities — 1.9%
Avangrid Inc.	25,830	1,258,696
Constellation Energy Corp.	13,281	877,874
Edison International	5,134	347,931
Eversource Energy	133,020	11,735,024
Exelon Corp.	87,330	4,059,972
NextEra Energy Inc.	97,047	8,199,501
PG&E Corp.(a)	28,465	309,130

		26,788,128

Electrical Equipment — 1.1%
Acuity Brands Inc.	17,113	3,121,411
Eaton Corp. PLC	18,483	2,742,692
Generac Holdings Inc.(a)	4,920	1,320,036
Rockwell Automation Inc.	25,138	6,417,229
Sunrun Inc.(a)	47,439	1,550,781
Vertiv Holdings Co.	8,610	98,326

		15,250,475

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	9,972	769,140

Energy Equipment & Services — 0.3%
Baker Hughes Co.	108,365	2,783,897
Halliburton Co.	15,703	460,098
Schlumberger NV	13,029	482,464

		3,726,459

Entertainment — 1.7%
Activision Blizzard Inc.	16,243	1,298,628
Live Nation Entertainment Inc.(a)	24,262	2,280,385
Netflix Inc.(a)	38,041	8,555,421
ROBLOX Corp., Class A(a)(b)	8,240	353,743
Roku Inc.(a)(b)	4,920	322,359
Spotify Technology SA(a)	8,610	973,102
Walt Disney Co. (The)(a)	78,670	8,346,887
Warner Bros. Discovery Inc.(a)	93,989	1,409,835

		23,540,360

Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp.	15,630	4,233,073
Boston Properties Inc.	71,336	6,502,990
Brixmor Property Group Inc.	69,815	1,618,312
Digital Realty Trust Inc.	4,362	577,747

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Equinix Inc.	7,380	$5,193,601
Equity Residential	40,634	3,185,299
Essex Property Trust Inc.	3,690	1,057,296
Federal Realty Investment Trust	36,900	3,897,009
Host Hotels & Resorts Inc.	14,760	262,876
Hudson Pacific Properties Inc.	39,360	591,974
Kilroy Realty Corp.	74,558	4,039,553
Kimco Realty Corp.	62,730	1,386,960
Prologis Inc.	36,947	4,897,694
Regency Centers Corp.	27,060	1,743,476
SL Green Realty Corp.	14,491	719,478
UDR Inc.	76,358	3,695,727
Ventas Inc.	30,185	1,623,349
Vornado Realty Trust	4,569	138,852
Weyerhaeuser Co.	9,076	329,640

		45,694,906

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	10,174	5,507,186
Kroger Co. (The)	48,150	2,236,086
Sysco Corp.	4,348	369,145
Walgreens Boots Alliance Inc.	52,791	2,091,580
Walmart Inc.	54,538	7,201,743

		17,405,740

Food Products — 0.3%
Bunge Ltd.	12,043	1,111,930
General Mills Inc.	8,610	643,942
Kellogg Co.	9,339	690,339
Kraft Heinz Co. (The)	5,348	196,967
Mondelez International Inc., Class A	18,484	1,183,715

		3,826,893

Gas Utilities — 0.1%
UGI Corp.	24,897	1,074,555

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	53,820	5,857,769
Align Technology Inc.(a)	1,230	345,593
Becton Dickinson and Co.	4,759	1,162,671
Boston Scientific Corp.(a)	73,439	3,014,671
DENTSPLY SIRONA Inc.	108,634	3,928,205
Dexcom Inc.(a)	4,920	403,834
Edwards Lifesciences Corp.(a)	45,296	4,554,060
Hologic Inc.(a)	11,179	797,957
ICU Medical Inc.(a)	14,217	2,518,826
Insulet Corp.(a)	3,896	965,429
Intuitive Surgical Inc.(a)	6,364	1,464,802
Medtronic PLC	77,038	7,127,556
Novocure Ltd.(a)	2,460	167,255
ResMed Inc.	11,070	2,662,556

		34,971,184

Health Care Providers & Services — 3.4%
Cardinal Health Inc.	13,530	805,847
Centene Corp.(a)	29,218	2,716,397
Cigna Corp.	6,578	1,811,318
CVS Health Corp.	82,724	7,915,032
Elevance Health Inc.	8,775	4,186,553
Humana Inc.	9,626	4,639,732
McKesson Corp.	1,337	456,692
Molina Healthcare Inc.(a)	1,230	403,096
Quest Diagnostics Inc.	5,615	766,841

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group Inc.	43,422	$23,549,487

		47,250,995

Health Care Technology — 0.1%
Teladoc Health Inc.(a)(b)	8,436	310,867
Veeva Systems Inc., Class A(a)	4,920	1,100,013

		1,410,880

Hotels, Restaurants & Leisure — 1.8%
Airbnb Inc., Class A(a)	3,575	396,754
Booking Holdings Inc.(a)	5,100	9,872,019
Expedia Group Inc.(a)	22,282	2,363,006
McDonald’s Corp.	18,687	4,921,595
Norwegian Cruise Line Holdings Ltd.(a)	165,960	2,016,414
Royal Caribbean Cruises Ltd.(a)(b)	18,450	714,199
Six Flags Entertainment Corp.(a)	31,980	724,987
Starbucks Corp.	25,971	2,201,821
Travel + Leisure Co.	32,472	1,399,868

		24,610,663

Household Durables — 0.1%
Leggett & Platt Inc.	25,699	1,018,708
Newell Brands Inc.	19,252	389,083

		1,407,791

Household Products — 0.8%
Church & Dwight Co. Inc.	2,460	216,406
Colgate-Palmolive Co.	41,501	3,267,789
Procter & Gamble Co. (The)	55,218	7,670,332
Spectrum Brands Holdings Inc.	2,688	186,924

		11,341,451

Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A	21,952	858,762

Industrial Conglomerates — 0.8%
3M Co.	46,419	6,649,058
General Electric Co.	55,282	4,085,893
Honeywell International Inc.	4,740	912,260

		11,647,211

Insurance — 2.1%
Aflac Inc.	12,873	737,623
Allstate Corp. (The)	23,098	2,701,773
Aon PLC, Class A	6,133	1,784,948
Assurant Inc.	1,129	198,456
Assured Guaranty Ltd.	13,530	790,017
Cincinnati Financial Corp.	7,487	728,785
Hartford Financial Services Group Inc. (The)	3,690	237,894
Lincoln National Corp.	13,530	694,630
Marsh & McLennan Companies Inc.	11,070	1,815,037
MetLife Inc.	94,836	5,998,377
Principal Financial Group Inc.	62,730	4,199,146
Progressive Corp. (The)	8,502	978,240
Prudential Financial Inc.	53,104	5,309,869
Travelers Companies Inc. (The)	6,593	1,046,309
W R Berkley Corp.	23,156	1,447,945
Willis Towers Watson PLC	3,690	763,609

		29,432,658

Interactive Media & Services — 5.0%
Alphabet Inc., Class A(a)	251,316	29,233,077
Alphabet Inc., Class C, NVS(a)	230,188	26,849,129
IAC/InterActiveCorp.(a)	22,140	1,516,590
Meta Platforms Inc, Class A(a)	74,763	11,894,793

Security	Shares	Value

Interactive Media & Services (continued)
TripAdvisor Inc.(a)	44,280	$841,763

		70,335,352

Internet & Direct Marketing Retail — 3.1%
Amazon.com Inc.(a)	313,284	42,277,676
DoorDash Inc., Class A(a)(b)	4,920	343,170
Etsy Inc.(a)	11,286	1,170,584

		43,791,430

IT Services — 4.8%
Accenture PLC, Class A	59,037	18,080,672
Akamai Technologies Inc.(a)	3,384	325,608
Automatic Data Processing Inc.	34,174	8,240,035
Block Inc.(a)(b)	12,300	935,538
Broadridge Financial Solutions Inc.	19,680	3,159,624
Cloudflare Inc., Class A(a)	9,840	495,149
Cognizant Technology Solutions Corp., Class A	5,934	403,275
DXC Technology Co.(a)	16,933	535,083
EPAM Systems Inc.(a)	1,337	466,947
FleetCor Technologies Inc.(a)	2,460	541,421
Gartner Inc.(a)	713	189,287
Globant SA(a)	2,460	490,130
International Business Machines Corp.	37,304	4,878,990
Mastercard Inc., Class A	41,853	14,807,173
Okta Inc.(a)	2,674	263,255
PayPal Holdings Inc.(a)	45,158	3,907,522
Snowflake Inc., Class A(a)	2,049	307,166
Visa Inc., Class A	35,791	7,591,629
Western Union Co. (The)	71,092	1,209,986
Wix.com Ltd.(a)	4,920	291,904

		67,120,394

Leisure Products — 0.4%
Hasbro Inc.	66,707	5,251,175

Life Sciences Tools & Services — 1.6%
Agilent Technologies Inc.	19,343	2,593,896
Charles River Laboratories International Inc.(a)	1,230	308,164
Danaher Corp.	8,269	2,410,166
Illumina Inc.(a)	9,190	1,991,289
IQVIA Holdings Inc.(a)	1,289	309,708
Mettler-Toledo International Inc.(a)	2,460	3,320,336
PerkinElmer Inc.	1,337	204,788
QIAGEN NV(a)	7,380	366,343
Thermo Fisher Scientific Inc.	16,482	9,862,994
West Pharmaceutical Services Inc.	3,340	1,147,490

		22,515,174

Machinery — 1.5%
AGCO Corp.	9,733	1,060,118
Caterpillar Inc.	18,450	3,657,713
Cummins Inc.	15,447	3,418,576
Deere & Co.	8,647	2,967,477
Middleby Corp. (The)(a)	3,690	533,906
Pentair PLC	20,023	978,924
Stanley Black & Decker Inc.	1,230	119,716
Xylem Inc./NY	98,284	9,045,077

		21,781,507

Marine — 0.2%
Kirby Corp.(a)	41,606	2,639,485

Media — 0.3%
Charter Communications Inc., Class A(a)	3,797	1,640,684
Comcast Corp., Class A	42,266	1,585,820

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
New York Times Co. (The), Class A	9,840	$314,388
Paramount Global, Class B, NVS	46,740	1,105,401

		4,646,293

Metals & Mining — 0.5%
Alcoa Corp.	13,530	688,542
Freeport-McMoRan Inc.	12,728	401,568
Newmont Corp.	18,056	817,576
Nucor Corp.	11,924	1,619,279
Reliance Steel & Aluminum Co.	793	150,868
Royal Gold Inc.	9,092	952,569
Southern Copper Corp.	4,920	245,016
Steel Dynamics Inc.	33,866	2,637,484

		7,512,902

Multi-Utilities — 0.6%
Consolidated Edison Inc.	32,380	3,214,363
Public Service Enterprise Group Inc.	37,221	2,444,303
Sempra Energy	18,009	2,985,892

		8,644,558

Multiline Retail — 0.3%
Dollar Tree Inc.(a)	5,348	884,345
Nordstrom Inc.	21,139	496,978
Target Corp.	19,595	3,201,431

		4,582,754

Oil, Gas & Consumable Fuels — 4.0%
Antero Midstream Corp.	52,890	532,073
Antero Resources Corp.(a)	5,079	201,332
Cheniere Energy Inc.	8,610	1,287,884
Chevron Corp.	51,281	8,398,802
ConocoPhillips	70,247	6,844,165
Coterra Energy Inc.	14,901	455,822
Devon Energy Corp.	30,316	1,905,361
Diamondback Energy Inc.	17,245	2,207,705
DTE Midstream LLC	14,760	812,243
EOG Resources Inc.	7,503	834,484
EQT Corp.	9,840	433,255
Exxon Mobil Corp.	145,694	14,122,119
Marathon Petroleum Corp.	33,722	3,090,958
New Fortress Energy Inc.	36,064	1,766,054
ONEOK Inc.	16,150	964,801
Ovintiv Inc.	2,763	141,162
Phillips 66	7,380	656,820
Pioneer Natural Resources Co.	17,113	4,054,925
Targa Resources Corp.	7,380	510,032
Valero Energy Corp.	3,621	401,098
Williams Companies Inc. (The)	185,555	6,325,570

		55,946,665

Personal Products — 0.7%
Estee Lauder Companies Inc. (The), Class A	34,991	9,556,042

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	110,125	8,125,022
Catalent Inc.(a)(b)	6,150	695,565
Eli Lilly & Co.	41,701	13,748,403
Johnson & Johnson	106,237	18,540,481
Merck & Co. Inc.	113,520	10,141,877
Pfizer Inc.	223,860	11,307,169

		62,558,517

Professional Services — 0.5%
Equifax Inc.	832	173,813

Security	Shares	Value

Professional Services (continued)
Leidos Holdings Inc.	19,212	$2,055,684
Robert Half International Inc.	29,413	2,327,745
Verisk Analytics Inc.	15,773	3,000,813

		7,558,055

Road & Rail — 0.4%
CSX Corp.	26,713	863,631
Knight-Swift Transportation Holdings Inc.	19,252	1,057,897
Norfolk Southern Corp.	10,344	2,598,103
Uber Technologies Inc.(a)	12,300	288,435
XPO Logistics Inc.(a)	17,220	1,028,723

		5,836,789

Semiconductors & Semiconductor Equipment — 4.8%
Advanced Micro Devices Inc.(a)	75,555	7,137,681
Analog Devices Inc.	41,540	7,143,219
Broadcom Inc.	19,756	10,578,943
Enphase Energy Inc.(a)	7,380	2,097,248
Entegris Inc.	4,920	540,708
First Solar Inc.(a)	25,830	2,561,561
Intel Corp.	138,510	5,029,298
KLA Corp.	2,241	859,513
Lam Research Corp.	2,567	1,284,809
Marvell Technology Inc.	68,830	3,832,454
Microchip Technology Inc.	46,002	3,167,698
Nvidia Corp.	99,110	18,001,349
Qualcomm Inc.	6,047	877,178
Texas Instruments Inc.	15,489	2,770,827
Universal Display Corp.	17,604	2,032,558

		67,915,044

Software — 9.4%
Adobe Inc.(a)	21,651	8,879,508
Atlassian Corp. PLC, Class A(a)	2,672	559,303
Autodesk Inc.(a)	7,380	1,596,442
Bill.com Holdings Inc.(a)	1,230	166,148
Cadence Design Systems Inc.(a)	19,680	3,662,054
Citrix Systems Inc.	7,380	748,406
Crowdstrike Holdings Inc., Class A(a)	6,333	1,162,739
Datadog Inc., Class A(a)	4,920	501,889
DocuSign Inc.(a)	5,881	376,266
Dolby Laboratories Inc., Class A	22,140	1,713,636
Fortinet Inc.(a)	12,300	733,695
Intuit Inc.	11,210	5,113,666
Microsoft Corp.	291,712	81,895,227
NortonLifeLock Inc.	81,441	1,997,748
Oracle Corp.	65,190	5,074,390
Palo Alto Networks Inc.(a)	4,088	2,040,321
RingCentral Inc., Class A(a)	1,230	60,873
Salesforce Inc.(a)	41,820	7,695,716
ServiceNow Inc.(a)	2,811	1,255,561
Splunk Inc.(a)	3,904	405,665
Synopsys Inc.(a)	1,337	491,348
Trade Desk Inc. (The), Class A(a)	3,690	166,050
VMware Inc., Class A	20,194	2,346,543
Workday Inc., Class A(a)	13,534	2,099,123
Zendesk Inc.(a)	8,920	672,746
Zoom Video Communications Inc., Class A(a)	4,178	433,927
Zscaler Inc.(a)	2,386	369,973

		132,218,963

Specialty Retail — 1.9%
AutoNation Inc.(a)	5,570	661,382

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Bath & Body Works Inc.	14,760	$524,570
Burlington Stores Inc.(a)	7,380	1,041,540
Dick’s Sporting Goods Inc.	2,460	230,231
GameStop Corp., Class A(a)(b)	15,464	525,931
Home Depot Inc. (The)	39,332	11,836,572
Lowe’s Companies Inc.	18,964	3,632,175
Ross Stores Inc.	33,497	2,721,966
TJX Companies Inc. (The)	19,521	1,193,904
Tractor Supply Co.	14,653	2,805,757
Ulta Beauty, Inc.(a)	1,230	478,359
Williams-Sonoma Inc.	11,000	1,588,620

		27,241,007

Technology Hardware, Storage & Peripherals — 7.2%
Apple Inc.	548,567	89,147,623
Dell Technologies Inc., Class C	85,571	3,855,829
Hewlett Packard Enterprise Co.	295,222	4,203,961
HP Inc.	54,120	1,807,067
NetApp Inc.	14,760	1,052,831
Western Digital Corp.(a)	22,140	1,087,074

		101,154,385

Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica Inc.(a)	2,567	797,079
Nike Inc., Class B	49,624	5,702,790
PVH Corp.	8,651	535,670
VF Corp.	58,063	2,594,255

		9,629,794

Trading Companies & Distributors — 0.1%
WW Grainger Inc.	1,337	726,700

Security	Shares	Value

Water Utilities — 0.0%
American Water Works Co. Inc.	2,567	$399,014

Wireless Telecommunication Services — 0.0%
T-Mobile U.S. Inc.(a)	2,290	327,607

Total Long-Term Investments — 98.8% (Cost: $1,419,990,703)		1,392,388,177

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	8,868,884	8,867,997
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	14,910,000	14,910,000

Total Short-Term Securities — 1.7% (Cost: $23,777,333)		23,777,997

Total Investments in Securities — 100.5% (Cost: $1,443,768,036)		1,416,166,174

Liabilities in Excess of Other Assets — (0.5)%		(6,815,751)

Net Assets — 100.0%		$1,409,350,423

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,051,825	$7,824,955	(a)	$—		$(9,508)	$725	$8,867,997	8,868,884	$44,915	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,150,000	—		(2,240,000	)(a)	—	—	14,910,000	14,910,000	40,640		—
BlackRock Inc.	4,882,167	1,228,497		(858,059)		(114,269)	(1,082,436)	4,055,900	6,061	104,603		—

						$(123,777)	$(1,081,711)	$27,833,897		$190,158		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	72	09/16/22	$14,881	$457,498

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Carbon Transition Readiness ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$457,498	$—	$—	$—	$457,498

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(658,423)	$—	$—	$—	$(658,423)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$133,403	$—	$—	$—	$133,403

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$11,801,558

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,392,388,177	$—	$—	$1,392,388,177
Money Market Funds	23,777,997	—	—	23,777,997

	$1,416,166,174	$—	$—	$1,416,166,174

Derivative financial instruments(a)
Assets
Futures Contracts	$457,498	$—	$—	$457,498

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments July 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 8.6%
Activision Blizzard Inc.	2,456	$196,357
Alphabet Inc., Class A(a)(b)	10,456	1,216,242
Alphabet Inc., Class C, NVS(a)	11,004	1,283,507
AT&T Inc.	34,846	654,408
Charter Communications Inc., Class A(a)	262	113,210
Comcast Corp., Class A	6,012	225,570
DISH Network Corp., Class A(a)	454	7,886
Electronic Arts Inc.	1,238	162,463
Fox Corp., Class A, NVS	1,100	36,421
Fox Corp., Class B	963	29,757
IAC/InterActiveCorp.(a)	232	15,892
Interpublic Group of Companies Inc. (The)	720	21,506
Liberty Broadband Corp., Class C (a)	673	73,310
Liberty Global PLC, Class C, NVS(a)	1,170	26,781
Lumen Technologies Inc.	5,518	60,091
Match Group Inc.(a)	323	23,679
Meta Platforms Inc, Class A(a)	4,550	723,905
Netflix Inc.(a)	1,233	277,302
Omnicom Group Inc.	283	19,765
Paramount Global, Class B, NVS	2,556	60,449
Pinterest Inc., Class A(a)	594	11,571
Snap Inc., Class A, NVS(a)	994	9,821
T-Mobile U.S. Inc.(a)	2,072	296,420
Take-Two Interactive Software Inc.(a)	777	103,131
TripAdvisor Inc.(a)	439	8,345
Twitter Inc.(a)	308	12,816
Verizon Communications Inc.	8,599	397,188
Walt Disney Co. (The)(a)	1,364	144,721
Warner Bros. Discovery Inc.(a)	7,460	111,900
ZoomInfo Technologies Inc.(a)	551	20,877

		6,345,291

Consumer Discretionary — 10.6%
Amazon.com Inc.(a)	9,798	1,322,240
AutoZone Inc.(a)	56	119,694
Best Buy Co. Inc.	2,315	178,232
Booking Holdings Inc.(a)	47	90,977
BorgWarner Inc.	324	12,461
Chipotle Mexican Grill Inc.(a)	8	12,514
Dollar General Corp.	588	146,077
Dollar Tree Inc.(a)	418	69,121
Domino’s Pizza Inc.	120	47,053
DR Horton Inc.	3,248	253,442
eBay Inc.	177	8,608
Etsy Inc.(a)	111	11,513
Ford Motor Co.	30,848	453,157
Garmin Ltd.	1,236	120,658
General Motors Co.(a)	7,873	285,475
Genuine Parts Co.	107	16,357
Hilton Worldwide Holdings Inc.	151	19,339
Home Depot Inc. (The)	1,442	433,956
Lear Corp.	109	16,474
Lennar Corp., Class A	1,374	116,790
LKQ Corp.	873	47,875
Lowe’s Companies Inc.	854	163,567
Lululemon Athletica Inc.(a)	433	134,451
McDonald’s Corp.	1,403	369,508
Mohawk Industries Inc.(a)	217	27,880
Newell Brands Inc.	984	19,887

Security	Shares	Value

Consumer Discretionary (continued)
Nike Inc., Class B	8,921	$1,025,201
NVR Inc.(a)	24	105,434
O’Reilly Automotive Inc.(a)	83	58,398
Pool Corp.	156	55,801
PulteGroup Inc.	2,768	120,740
Ross Stores Inc.	109	8,857
Starbucks Corp.	1,255	106,399
Target Corp.	4,213	688,320
Tesla Inc.(a)	905	806,762
TJX Companies Inc. (The)	206	12,599
Tractor Supply Co.	661	126,568
Ulta Beauty, Inc.(a)	368	143,119
Whirlpool Corp.	192	33,191

		7,788,695

Consumer Staples — 8.4%
Altria Group Inc.	5,338	234,125
Archer-Daniels-Midland Co.	1,012	83,763
Brown-Forman Corp., Class B	555	41,192
Campbell Soup Co.	318	15,693
Church & Dwight Co. Inc.	1,179	103,717
Clorox Co. (The)	456	64,679
Coca-Cola Co. (The)	14,987	961,716
Colgate-Palmolive Co.	1,574	123,937
Conagra Brands Inc.	604	20,663
Costco Wholesale Corp.	1,766	955,936
Estee Lauder Companies Inc. (The), Class A	282	77,014
General Mills Inc.	1,049	78,455
Hershey Co. (The)	1,300	296,348
Hormel Foods Corp.	1,957	96,558
JM Smucker Co. (The)	431	57,030
Kellogg Co.	791	58,471
Keurig Dr Pepper Inc.	2,806	108,704
Kimberly-Clark Corp.	297	39,142
Kraft Heinz Co. (The)	2,865	105,518
Kroger Co. (The)	4,415	205,033
McCormick & Co. Inc./MD, NVS	513	44,810
Molson Coors Beverage Co., Class B	541	32,325
Mondelez International Inc., Class A	2,832	181,361
Monster Beverage Corp.(a)	1,100	109,582
PepsiCo Inc.	3,284	574,569
Philip Morris International Inc.	1,512	146,891
Procter & Gamble Co. (The)	5,261	730,805
Tyson Foods Inc., Class A	1,449	127,526
Walmart Inc.	2,824	372,909
Walgreens Boots Alliance Inc.	4,054	160,619

		6,209,091

Energy — 4.4%
APA Corp.	479	17,804
Cheniere Energy Inc.	371	55,494
Chevron Corp.	3,500	573,230
ConocoPhillips	2,377	231,591
Coterra Energy Inc.	5,646	172,711
Devon Energy Corp.	4,584	288,104
Diamondback Energy Inc.	423	54,152
EOG Resources Inc.	1,545	171,835
EQT Corp.	236	10,391
Exxon Mobil Corp.	7,134	691,499
Halliburton Co.	279	8,175
Hess Corp.	167	18,783
Kinder Morgan Inc.	9,530	171,445

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy (continued)
Marathon Oil Corp.	1,317	$32,662
Marathon Petroleum Corp.	2,976	272,780
Occidental Petroleum Corp.	621	40,831
Pioneer Natural Resources Co.	433	102,599
Schlumberger NV	6,650	246,250
Valero Energy Corp.	213	23,594
Williams Companies Inc. (The)	1,115	38,010

		3,221,940

Financials — 9.5%
Aflac Inc.	224	12,835
Alleghany Corp.(a)	13	10,887
American Express Co.	457	70,387
American International Group Inc.	1,716	88,837
Ameriprise Financial Inc.	879	237,260
Annaly Capital Management Inc.	5,527	38,026
Aon PLC, Class A	193	56,171
Apollo Global Management Inc.	324	18,500
Ares Management Corp., Class A	164	11,751
Arthur J Gallagher & Co.	764	136,748
Assurant Inc.	205	36,035
Bank of America Corp.	7,932	268,181
Bank of New York Mellon Corp. (The)	1,657	72,013
Berkshire Hathaway Inc., Class B(a)	3,299	991,679
Blackstone Inc., NVS	2,489	254,052
Capital One Financial Corp.	1,153	126,634
Carlyle Group Inc. (The)	335	13,035
Cboe Global Markets Inc.	600	74,028
Charles Schwab Corp. (The)	1,053	72,710
Citigroup Inc.	6,261	324,946
CME Group Inc.	357	71,214
Coinbase Global Inc., Class A(a)(b)	1,307	82,289
Discover Financial Services	118	11,918
Equitable Holdings Inc.	693	19,702
Erie Indemnity Co., Class A, NVS	313	63,652
Everest Re Group Ltd.	36	9,409
FactSet Research Systems Inc.	140	60,155
Fidelity National Financial Inc.	1,595	63,736
First Republic Bank/CA	66	10,739
Goldman Sachs Group Inc. (The)	916	305,385
Hartford Financial Services Group Inc. (The)	365	23,532
Intercontinental Exchange Inc.	840	85,672
JPMorgan Chase & Co.	3,315	382,418
KKR & Co. Inc.	228	12,645
LPL Financial Holdings Inc.	72	15,114
MarketAxess Holdings Inc.	168	45,491
Marsh & McLennan Companies Inc.	1,063	174,290
MetLife Inc.	1,446	91,460
Moody’s Corp.	1,229	381,297
Morgan Stanley	1,691	142,551
Morningstar Inc.	60	15,321
MSCI Inc.	37	17,810
Nasdaq Inc.	145	26,231
PNC Financial Services Group Inc. (The)	60	9,956
Principal Financial Group Inc.	346	23,161
Progressive Corp. (The)	1,363	156,827
Prudential Financial Inc.	478	47,795
Raymond James Financial Inc.	309	30,427
S&P Global Inc.	2,777	1,046,735
SEI Investments Co.	1,265	70,030
T Rowe Price Group Inc.	472	58,278

Security	Shares	Value

Financials (continued)
Tradeweb Markets Inc., Class A	421	$29,689
Travelers Companies Inc. (The)	46	7,300
W R Berkley Corp.	243	15,195
Wells Fargo & Co.	8,743	383,555
Willis Towers Watson PLC	187	38,698

		6,944,392

Health Care — 16.0%
Abbott Laboratories	2,258	245,761
AbbVie Inc.	4,579	657,132
Abiomed Inc.(a)	99	29,008
Agilent Technologies Inc.	707	94,809
AmerisourceBergen Corp.	510	74,424
Amgen Inc.	827	204,658
Baxter International Inc.	752	44,112
Becton Dickinson and Co.	382	93,326
Biogen Inc.(a)	126	27,098
BioMarin Pharmaceutical Inc.(a)	522	44,918
Bio-Rad Laboratories Inc., Class A(a)	16	9,012
Bio-Techne Corp.	44	16,952
Boston Scientific Corp.(a)	300	12,315
Bristol-Myers Squibb Co.	7,715	569,213
Bruker Corp.	133	9,117
Cardinal Health Inc.	559	33,294
Centene Corp.(a)	835	77,630
Cigna Corp.	386	106,289
Cooper Companies Inc. (The)	76	24,852
CVS Health Corp.	4,419	422,810
Danaher Corp.	1,138	331,693
Edwards Lifesciences Corp.(a)	1,346	135,327
Elevance Health Inc.	165	78,721
Eli Lilly & Co.	3,954	1,303,594
Gilead Sciences Inc.	5,145	307,414
Henry Schein Inc.(a)	169	13,322
Hologic Inc.(a)	781	55,748
Horizon Therapeutics PLC(a)	897	74,424
Humana Inc.	46	22,172
IDEXX Laboratories Inc.(a)	78	31,136
Incyte Corp.(a)	750	58,260
Intuitive Surgical Inc.(a)	84	19,334
IQVIA Holdings Inc.(a)	84	20,183
Jazz Pharmaceuticals PLC(a)	53	8,271
Johnson & Johnson	8,215	1,433,682
Laboratory Corp. of America Holdings	177	46,408
McKesson Corp.	228	77,880
Medtronic PLC	1,620	149,882
Merck & Co. Inc.	10,276	918,058
Mettler-Toledo International Inc.(a)	14	18,896
Moderna Inc.(a)	358	58,744
Neurocrine Biosciences Inc.(a)	232	21,838
PerkinElmer Inc.(b)	77	11,794
Pfizer Inc.	26,192	1,322,958
Quest Diagnostics Inc.	455	62,139
Regeneron Pharmaceuticals Inc.(a)	458	266,414
ResMed Inc.	40	9,621
Seagen Inc.(a)	358	64,433
Stryker Corp.	92	19,757
Thermo Fisher Scientific Inc.	543	324,937
UnitedHealth Group Inc.	1,711	927,944
Veeva Systems Inc., Class A(a)	249	55,671
Vertex Pharmaceuticals Inc.(a)	1,300	364,533

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care (continued)
Viatris Inc.	1,527	$14,797
West Pharmaceutical Services Inc.	243	83,485
Zimmer Biomet Holdings Inc.	5	552
Zoetis Inc.	1,341	244,800

		11,755,552

Industrials — 6.9%
3M Co.	1,819	260,554
A O Smith Corp.	301	19,044
Allegion PLC	311	32,873
AMERCO	67	35,984
AMETEK Inc.	152	18,772
Boeing Co. (The)(a)	265	42,217
Booz Allen Hamilton Holding Corp.	345	33,113
Caterpillar Inc.	606	120,140
CH Robinson Worldwide Inc.	1,074	118,892
Cintas Corp.	127	54,037
Copart Inc.(a)	771	98,765
CSX Corp.	294	9,505
Cummins Inc.	235	52,008
Dover Corp.	72	9,625
Eaton Corp. PLC	146	21,665
Emerson Electric Co.	633	57,014
Expeditors International of Washington Inc.	1,667	177,119
Fastenal Co.	1,241	63,738
FedEx Corp.	822	191,600
Generac Holdings Inc.(a)	167	44,806
General Dynamics Corp.	625	141,669
General Electric Co.	784	57,945
Graco Inc.	137	9,201
Honeywell International Inc.	905	174,176
Illinois Tool Works Inc.	791	164,338
Ingersoll Rand Inc.	188	9,362
Johnson Controls International PLC	849	45,770
Knight-Swift Transportation Holdings Inc.	258	14,177
L3Harris Technologies Inc.	232	55,673
Leidos Holdings Inc.	126	13,482
Lockheed Martin Corp.	1,001	414,224
Nordson Corp.	55	12,704
Norfolk Southern Corp.	146	36,671
Northrop Grumman Corp.	115	55,074
Old Dominion Freight Line Inc.	518	157,218
Owens Corning	233	21,608
PACCAR Inc.	519	47,499
Parker-Hannifin Corp.	55	15,900
Raytheon Technologies Corp.	4,331	403,693
Republic Services Inc.	1,530	212,150
Robert Half International Inc.	390	30,865
Rollins Inc.	1,944	74,980
Snap-on Inc.	74	16,580
Stanley Black & Decker Inc.	185	18,006
Textron Inc.(b)	303	19,889
Trane Technologies PLC	76	11,171
Union Pacific Corp.	594	135,016
United Parcel Service Inc., Class B	3,092	602,600
United Rentals Inc.(a)	122	39,366
Verisk Analytics Inc.	249	47,372
Waste Connections Inc.	1,484	197,921
Waste Management Inc.	1,408	231,700
Westinghouse Air Brake Technologies Corp.	279	26,078

Security	Shares	Value

Industrials (continued)
WW Grainger Inc.	168	$91,313

		5,066,862

Information Technology — 27.5%
Accenture PLC, Class A	2,358	722,161
Adobe Inc.(a)	1,466	601,236
Advanced Micro Devices Inc.(a)	2,324	219,548
Akamai Technologies Inc.(a)	220	21,168
Amphenol Corp., Class A	1,371	105,745
Ansys Inc.(a)	103	28,736
Apple Inc.	24,131	3,921,529
Applied Materials Inc.	2,898	307,130
Arista Networks Inc.(a)	663	77,326
Arrow Electronics Inc.(a)	393	50,371
Autodesk Inc.(a)	96	20,767
Automatic Data Processing Inc.	680	163,962
Black Knight Inc.(a)	352	23,119
Broadcom Inc.	691	370,017
Broadridge Financial Solutions Inc.	505	81,078
Cadence Design Systems Inc.(a)	566	105,321
Ceridian HCM Holding Inc.(a)	200	10,954
Cisco Systems Inc.	23,076	1,046,958
Citrix Systems Inc.	746	75,652
Cloudflare Inc., Class A(a)	205	10,316
Cognizant Technology Solutions Corp., Class A	1,895	128,784
Corning Inc.	1,557	57,235
Crowdstrike Holdings Inc., Class A(a)	50	9,180
Datadog Inc., Class A(a)	70	7,141
Dell Technologies Inc., Class C	1,933	87,101
Dynatrace Inc.(a)	200	7,526
Fidelity National Information Services Inc.(b)	1,609	164,375
Fiserv Inc.(a)	1,647	174,055
FleetCor Technologies Inc.(a)	62	13,646
Fortinet Inc.(a)	1,696	101,166
Gartner Inc.(a)	95	25,221
Global Payments Inc.	430	52,598
Globant SA(a)	48	9,563
GoDaddy Inc., Class A(a)	328	24,331
Guidewire Software Inc.(a)	126	9,793
Hewlett Packard Enterprise Co.	3,707	52,788
HP Inc.	3,297	110,087
HubSpot Inc.(a)	34	10,472
Intel Corp.	26,570	964,757
International Business Machines Corp.	3,191	417,351
Intuit Inc.	394	179,731
Jack Henry & Associates Inc.	687	142,738
Juniper Networks Inc.	612	17,154
Keysight Technologies Inc.(a)	804	130,730
KLA Corp.	339	130,020
Lam Research Corp.	111	55,557
Manhattan Associates Inc.(a)	152	21,382
Mastercard Inc., Class A	1,999	707,226
Micron Technology Inc.	4,138	255,977
Microsoft Corp.	11,683	3,279,885
MongoDB Inc. (a)	42	13,124
Monolithic Power Systems Inc.	68	31,601
Motorola Solutions Inc.	506	120,726
NetApp Inc.	240	17,119
NortonLifeLock Inc.	2,553	62,625
Nvidia Corp.	6,412	1,164,611
NXP Semiconductors NV	312	57,371

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Information Technology (continued)
Okta Inc.(a)	149	$14,669
ON Semiconductor Corp.(a)(b)	950	63,441
Oracle Corp.	3,656	284,583
Palantir Technologies Inc., Class A(a)(b)	1,029	10,650
Palo Alto Networks Inc.(a)	78	38,930
Paychex Inc.	2,364	303,254
Paycom Software Inc.(a)	113	37,345
Paylocity Holding Corp.(a)	60	12,356
PayPal Holdings Inc.(a)	1,398	120,969
PTC Inc.(a)	111	13,695
Qorvo Inc.(a)	198	20,606
Qualcomm Inc.	2,332	338,280
Roper Technologies Inc.(b)	242	105,674
Salesforce Inc.(a)	497	91,458
Seagate Technology Holdings PLC	358	28,633
ServiceNow Inc.(a)	54	24,120
Skyworks Solutions Inc.	433	47,145
Snowflake Inc., Class A(a)	112	16,790
Synopsys Inc.(a)	83	30,502
TE Connectivity Ltd.	614	82,110
Teradyne Inc.	290	29,258
Texas Instruments Inc.	3,766	673,700
Twilio Inc., Class A(a)	212	17,978
Tyler Technologies Inc.(a)	200	79,800
Visa Inc., Class A	3,466	735,173
VMware Inc., Class A	386	44,853
Western Digital Corp.(a)	1,003	49,247
Western Union Co. (The)	3,502	59,604
Workday Inc., Class A(a)	110	17,061
Zebra Technologies Corp., Class A(a)	72	25,754
Zoom Video Communications Inc., Class A(a)	258	26,796
Zscaler Inc.(a)	55	8,528

		20,230,803

Materials — 2.1%
Air Products and Chemicals Inc.	139	34,504
Alcoa Corp.	181	9,211
Amcor PLC	5,228	67,703
Ball Corp.	174	12,775
Celanese Corp.	684	80,377
CF Industries Holdings Inc.	270	25,782
Cleveland-Cliffs Inc.(a)	6,099	108,013
Corteva Inc.	1,315	75,678
Dow Inc.	1,348	71,727
DuPont de Nemours Inc.	284	17,389
Ecolab Inc.	55	9,084
International Paper Co.	583	24,935
Linde PLC	651	196,602
LyondellBasell Industries NV, Class A	1,879	167,457
Martin Marietta Materials Inc.	32	11,267
Mosaic Co. (The)	687	36,177
Newmont Corp.	2,970	134,482
Nucor Corp.	2,003	272,007
Packaging Corp. of America	171	24,044
Sherwin-Williams Co. (The)	148	35,807
Southern Copper Corp.	157	7,819
Steel Dynamics Inc.	1,403	109,266
Vulcan Materials Co.	64	10,581

		1,542,687

Real Estate — 2.2%
American Tower Corp.	659	178,477

Security	Shares	Value

Real Estate (continued)
AvalonBay Communities Inc.	221	$47,281
CBRE Group Inc., Class A(a)	1,921	164,476
Crown Castle International Corp.	473	85,452
Duke Realty Corp.	692	43,292
Equinix Inc.	37	26,038
Equity Residential	395	30,964
Essex Property Trust Inc.	77	22,063
Extra Space Storage Inc.	195	36,956
Invitation Homes Inc.	273	10,655
Kimco Realty Corp.	441	9,751
Mid-America Apartment Communities Inc.	192	35,660
Prologis Inc.	823	109,097
Public Storage	1,123	366,558
Realty Income Corp.	844	62,448
SBA Communications Corp.	146	49,025
Simon Property Group Inc.	877	95,277
Sun Communities Inc.	48	7,870
VICI Properties Inc.	1,963	67,115
Welltower Inc.	214	18,477
Weyerhaeuser Co.	3,686	133,876

		1,600,808

Utilities — 3.3%
Alliant Energy Corp.	884	53,862
Ameren Corp.	442	41,159
American Electric Power Co. Inc.	880	86,733
American Water Works Co. Inc.	124	19,275
Atmos Energy Corp.	2,036	247,150
CMS Energy Corp.	400	27,492
Consolidated Edison Inc.	1,981	196,654
Constellation Energy Corp.	1,077	71,190
Dominion Energy Inc.	785	64,354
DTE Energy Co.	111	14,463
Duke Energy Corp.	2,194	241,186
Edison International	281	19,043
Evergy Inc.	481	32,833
Eversource Energy	353	31,142
Exelon Corp.	1,865	86,704
NextEra Energy Inc.	2,495	210,802
NRG Energy Inc.	8,007	302,264
PG&E Corp.(a)	3,344	36,316
PPL Corp.	1,851	53,827
Public Service Enterprise Group Inc.	155	10,179
Sempra Energy	177	29,347
Southern Co. (The)	3,690	283,724
UGI Corp.	500	21,580
WEC Energy Group Inc.	1,208	125,402
Xcel Energy Inc.	1,770	129,529

		2,436,210

Total Long-Term Investments — 99.5% (Cost: $76,008,269)		73,142,331

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(c)(d)(e)	1,425,241	1,425,099

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(c)(d)	240,000	$240,000

Total Short-Term Securities — 2.3% (Cost: $1,664,951)		1,665,099

Total Investments In Securities — 101.8% (Cost: $77,673,220)		74,807,430

Liabilities in Excess of Other Assets — (1.8)%		(1,337,759)

Net Assets — 100.0%		$73,469,671

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. (c) Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$637,365	$788,070	(a)	$—		$(281)	$(55)	$1,425,099	1,425,241	$1,421	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	282,000	—		(42,000	)(a)	—	—	240,000	240,000	593		—

						$(281)	$(55)	$1,665,099		$2,014		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$73,142,331	$—	$—	$73,142,331
Money Market Funds	1,665,099	—	—	1,665,099

	$74,807,430	$—	$—	$74,807,430

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.6%
Aristocrat Leisure Ltd.	44,548	$1,111,386
Australia & New Zealand Banking Group Ltd.	104,709	1,692,230
BHP Group Ltd.	66,824	1,828,663
BlueScope Steel Ltd.	14,060	165,154
Brambles Ltd.	7,283	58,619
Cochlear Ltd.	19,354	2,917,168
Commonwealth Bank of Australia	15,688	1,114,121
CSL Ltd.	14,504	2,953,261
Fortescue Metals Group Ltd.	33,464	430,633
Glencore PLC	370,148	2,097,887
Goodman Group	25,308	370,384
Lendlease Corp. Ltd.	29,008	210,152
Lottery Corp. Ltd. (The)(a)	146,964	466,184
Macquarie Group Ltd.	43,349	5,547,951
Medibank Pvt Ltd.	439,429	1,056,621
Mineral Resources Ltd.	1,290	49,154
National Australia Bank Ltd.	111,296	2,403,605
Qantas Airways Ltd.(a)	15,615	50,317
Rio Tinto Ltd.	16,530	1,145,274
Rio Tinto PLC	36,589	2,208,859
Santos Ltd.	43,736	227,356
SEEK Ltd.	6,956	112,667
Sonic Healthcare Ltd.	11,248	270,869
Stockland	270,840	733,892
Wesfarmers Ltd.	76,533	2,507,643
Westpac Banking Corp.	89,907	1,361,474
Woodside Energy Group Ltd.	15,674	353,926

		33,445,450

Austria — 0.2%
Erste Group Bank AG	9,324	236,388
Verbund AG	6,437	707,848
voestalpine AG	4,588	103,306

		1,047,542

Belgium — 0.7%
Anheuser-Busch InBev SA/NV	42,275	2,264,579
KBC Group NV	7,123	373,081
Umicore SA	11,027	399,424

		3,037,084

Canada — 11.8%
Algonquin Power & Utilities Corp.	54,316	759,673
Alimentation Couche-Tard Inc.	57,148	2,553,151
AltaGas Ltd.	3,108	69,245
ARC Resources Ltd.	11,618	162,945
Bank of Montreal	20,440	2,037,695
Bank of Nova Scotia (The)	46,515	2,833,654
BlackBerry Ltd.(a)	43,808	269,235
Brookfield Asset Management Inc., Class A	80,068	3,972,918
Canadian Imperial Bank of Commerce	32,560	1,647,133
Canadian National Railway Co.	13,187	1,670,631
Canadian Pacific Railway Ltd.	1,186	93,515
Canadian Tire Corp. Ltd., Class A, NVS	1,341	172,276
CGI Inc.(a)	6,840	586,492
Dollarama Inc.	8,288	502,309
Empire Co. Ltd., Class A, NVS	11,248	341,336
Enbridge Inc.	152,021	6,827,322
Fortis Inc.	3,108	146,814
Franco-Nevada Corp.	28,899	3,700,417
Hydro One Ltd.(b)	81,889	2,286,152

Security	Shares	Value

Canada (continued)
Keyera Corp.	5,328	$138,094
Loblaw Companies Ltd.	7,400	673,631
Metro Inc.	7,252	401,577
National Bank of Canada	18,391	1,290,407
Northland Power Inc.	34,063	1,116,680
Nutrien Ltd.	8,832	756,053
Parkland Corp.	24,124	676,877
Restaurant Brands International Inc.(c)	25,125	1,346,946
RioCan REIT	134,437	2,157,417
Ritchie Bros Auctioneers Inc.	4,884	352,031
Royal Bank of Canada	39,220	3,824,145
Shopify Inc., Class A(a)	36,809	1,282,300
Sun Life Financial Inc.	66,821	3,102,711
TC Energy Corp.	21,329	1,137,114
Toronto-Dominion Bank (The)	42,180	2,739,864
Tourmaline Oil Corp.	5,297	331,872
West Fraser Timber Co. Ltd.	830	77,708
Wheaton Precious Metals Corp.	1,480	50,784

		52,089,124

Denmark — 3.3%
Carlsberg A/S, Class B	7,547	976,143
DSV A/S	28,420	4,788,796
Novo Nordisk A/S, Class B	44,808	5,218,956
Novozymes A/S, Class B	25,870	1,652,582
Orsted A/S(b)	3,666	426,783
Vestas Wind Systems A/S	50,248	1,320,705

		14,383,965

Finland — 0.8%
Fortum OYJ	12,689	142,425
Neste OYJ	1,543	79,343
Nordea Bank Abp	7,716	76,079
Orion OYJ, Class B	34,968	1,669,285
UPM-Kymmene OYJ	12,432	393,967
Wartsila OYJ Abp	141,340	1,241,888

		3,602,987

France — 9.7%
Air Liquide SA	5,758	791,624
Airbus SE	3,588	386,864
Alstom SA	8,140	193,453
Amundi SA(b)	10,952	594,637
AXA SA	63,492	1,463,015
BioMerieux	10,804	1,169,396
BNP Paribas SA	31,575	1,491,833
Bollore SE	250,596	1,265,224
Capgemini SE	11,100	2,117,179
Carrefour SA	9,300	158,491
Cie. de Saint-Gobain	17,316	807,442
Danone SA	3,704	204,235
Dassault Systemes SE	27,232	1,168,026
Electricite de France SA	45,769	555,830
Engie SA	30,411	376,255
EssilorLuxottica SA	2,812	440,872
Gecina SA	4,292	440,061
Getlink SE	99,085	1,983,119
Hermes International	222	304,572
Ipsen SA	5,476	553,937
Kering SA	1,109	634,893
Klepierre SA	24,716	549,191
La Francaise des Jeux SAEM(b)	6,660	237,882

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Legrand SA	35,816	$2,932,206
L’Oreal SA	8,586	3,246,000
LVMH Moet Hennessy Louis Vuitton SE	7,252	5,035,455
Publicis Groupe SA	5,180	275,655
Remy Cointreau SA	592	116,954
Renault SA(a)	9,324	275,658
Sanofi	36,852	3,662,113
Sartorius Stedim Biotech	592	236,823
Schneider Electric SE	22,716	3,141,710
SEB SA	1,628	137,062
Societe Generale SA	30,044	673,178
Sodexo SA	3,108	252,536
Teleperformance	4,588	1,534,231
TotalEnergies SE	47,510	2,426,685
Worldline SA/France(a)(b)	24,420	1,077,853

		42,912,150

Germany — 4.4%
adidas AG	6,364	1,100,918
Allianz SE, Registered	18,671	3,390,767
Bayer AG, Registered	13,356	779,059
Bayerische Motoren Werke AG	4,299	351,285
Commerzbank AG(a)	14,004	95,943
Continental AG	9,472	674,796
Delivery Hero SE(a)(b)	3,855	185,990
Deutsche Bank AG, Registered	35,224	308,103
Deutsche Lufthansa AG, Registered(a)(c)	77,552	477,399
Deutsche Post AG, Registered	6,029	240,797
Fresenius SE & Co. KGaA	2,220	56,807
HeidelbergCement AG	37,049	1,887,165
HelloFresh SE(a)	1,924	53,179
Henkel AG & Co. KGaA	6,956	438,609
Infineon Technologies AG	41,641	1,141,982
KION Group AG	5,032	229,523
Mercedes-Benz Group AG	9,397	554,178
Merck KGaA	4,440	845,645
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	4,045	917,026
Puma SE	3,279	221,410
Rational AG	148	103,163
Rheinmetall AG	427	78,302
SAP SE	25,070	2,338,347
Siemens AG, Registered	16,945	1,890,112
Siemens Healthineers AG(b)	3,283	168,233
Telefonica Deutschland Holding AG	66,896	177,852
United Internet AG, Registered	25,308	666,642
Zalando SE(a)(b)	8,436	237,500

		19,610,732

Hong Kong — 2.2%
AIA Group Ltd.	473,600	4,758,090
Budweiser Brewing Co. APAC Ltd.(b)	518,000	1,434,308
Futu Holdings Ltd., ADR(a)(c)	4,884	203,174
Hang Seng Bank Ltd.	56,600	912,993
Hong Kong Exchanges & Clearing Ltd.	22,600	1,037,124
MTR Corp. Ltd.	46,500	246,241
Sands China Ltd.(a)	45,200	106,019
SITC International Holdings Co. Ltd.	18,000	61,289
Swire Pacific Ltd., Class A	114,500	652,091
WH Group Ltd.(b)	276,000	209,025

		9,620,354

Security	Shares	Value

Ireland — 0.1%
CRH PLC	9,768	$374,839
Kerry Group PLC, Class A	888	93,729
Smurfit Kappa Group PLC	3,848	139,480

		608,048

Israel — 0.4%
Bank Hapoalim BM	8,939	83,312
Bank Leumi Le-Israel BM	40,408	392,912
Israel Discount Bank Ltd., Class A	33,217	188,867
Mizrahi Tefahot Bank Ltd.	2,960	110,041
Nice Ltd.(a)	2,664	568,757
Wix.com Ltd.(a)(c)	1,628	96,589
ZIM Integrated Shipping Services Ltd.	4,460	222,197

		1,662,675

Italy — 1.6%
Amplifon SpA	20,424	675,384
Enel SpA	629,963	3,175,810
FinecoBank Banca Fineco SpA	4,805	59,716
Intesa Sanpaolo SpA	1,002,731	1,780,658
Poste Italiane SpA(b)	41,546	348,999
Stellantis NV	28,860	414,437
UniCredit SpA	84,508	835,758

		7,290,762

Japan — 19.7%
Advantest Corp.	3,800	226,013
Ajinomoto Co. Inc.	25,500	671,057
Asahi Group Holdings Ltd.	2,400	83,439
Astellas Pharma Inc.	72,000	1,127,620
Capcom Co. Ltd.	3,300	91,732
Central Japan Railway Co.	8,500	995,323
Chugai Pharmaceutical Co. Ltd.	17,200	483,196
CyberAgent Inc.	32,500	324,298
Dai Nippon Printing Co. Ltd.	4,100	90,476
Daifuku Co. Ltd.	8,400	535,639
Daiichi Sankyo Co. Ltd.	36,900	978,393
Daikin Industries Ltd.	15,400	2,700,825
Denso Corp.	32,600	1,783,059
Eisai Co. Ltd.	5,162	236,393
ENEOS Holdings Inc.	396,400	1,533,435
Fast Retailing Co. Ltd.	3,700	2,240,684
Fuji Electric Co. Ltd.	19,600	885,251
FUJIFILM Holdings Corp.	60,400	3,450,170
Fujitsu Ltd.	21,100	2,828,716
Hankyu Hanshin Holdings Inc.	35,700	1,035,540
Hitachi Ltd.	18,000	911,305
Honda Motor Co. Ltd.	170,300	4,364,308
Hoya Corp.	3,900	390,747
Ibiden Co. Ltd.	6,700	197,727
Inpex Corp.	42,700	489,418
Ito En Ltd.	1,800	84,818
Japan Metropolitan Fund Invest	444	361,812
Japan Real Estate Investment Corp.	148	714,686
JFE Holdings Inc.	20,900	235,644
Keyence Corp.	900	356,708
Kirin Holdings Co. Ltd.	17,500	287,846
Komatsu Ltd.	50,500	1,167,478
Kubota Corp.	52,000	863,374
Kurita Water Industries Ltd.	52,700	2,137,488
Kyocera Corp.	14,100	783,803
Lasertec Corp.	1,700	243,389

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
M3 Inc.	15,900	$553,955
Mazda Motor Corp.	46,300	390,289
McDonald’s Holdings Co. Japan Ltd.	1,700	63,810
Mitsubishi Corp.	7,500	222,895
Mitsubishi Electric Corp.	362,500	3,825,907
Mitsubishi Heavy Industries Ltd.	44,400	1,648,681
Mitsui OSK Lines Ltd.	13,100	359,214
Murata Manufacturing Co. Ltd.	7,300	426,398
NEC Corp.	2,500	92,286
NGK Insulators Ltd.	51,700	756,176
Nidec Corp.	26,000	1,806,845
Nihon M&A Center Holdings Inc.	14,800	198,054
Nintendo Co. Ltd.	7,400	3,309,081
Nippon Building Fund Inc.	148	785,103
Nippon Express Holdings Inc.	15,900	950,111
Nippon Paint Holdings Co. Ltd.	44,400	339,401
Nippon Prologis REIT Inc.	444	1,154,625
Nippon Steel Corp.	65,600	976,143
Nippon Telegraph & Telephone Corp.	91,100	2,602,301
Nippon Yusen KK	9,361	735,319
Nissan Chemical Corp.	7,400	378,385
Nissan Motor Co. Ltd.	35,100	133,480
Nitto Denko Corp.	6,600	425,009
Nomura Holdings Inc.	133,500	509,371
Nomura Research Institute Ltd.	17,400	522,771
NTT Data Corp.	44,400	671,994
Olympus Corp.	61,000	1,305,532
Omron Corp.	34,500	1,929,516
Oriental Land Co. Ltd./Japan	4,700	713,595
Panasonic Holdings Corp.	233,800	1,930,284
Persol Holdings Co. Ltd.	7,500	155,263
Recruit Holdings Co. Ltd.	45,463	1,699,090
Renesas Electronics Corp.(a)	10,900	103,821
Ricoh Co. Ltd.	9,400	75,605
Rohm Co. Ltd.	7,332	544,112
Sekisui Chemical Co. Ltd.	144,600	2,034,444
Sekisui House Ltd.	5,500	97,413
Shin-Etsu Chemical Co. Ltd.	7,500	960,707
Shiseido Co. Ltd.	18,864	775,937
SoftBank Group Corp.	3,600	151,224
Sony Group Corp.	37,600	3,189,529
SUMCO Corp.	22,215	310,848
Sumitomo Metal Mining Co. Ltd.	23,500	738,929
Sysmex Corp.	5,600	392,066
Takeda Pharmaceutical Co. Ltd.	7,500	220,051
TDK Corp.	10,700	336,993
Terumo Corp.	6,200	211,690
Tokyo Electron Ltd.	1,800	619,548
Toray Industries Inc.	144,700	792,571
Toshiba Corp.	32,600	1,322,501
TOTO Ltd.	4,500	153,278
Toyota Industries Corp.	16,200	986,409
Toyota Motor Corp.	339,200	5,505,563
USS Co. Ltd.	3,500	68,679
Yamaha Corp.	1,700	72,512
Yamato Holdings Co. Ltd.	7,600	132,992

		87,260,116

Netherlands — 3.7%
Adyen NV(a)(b)	148	266,218
Akzo Nobel NV	43,168	2,905,227

Security	Shares	Value

Netherlands (continued)
ASM International NV	148	$45,462
ASML Holding NV	11,840	6,805,133
ING Groep NV	182,591	1,773,657
Koninklijke Ahold Delhaize NV	57,647	1,587,525
Koninklijke DSM NV	6,185	990,522
Koninklijke Philips NV	29,896	618,735
NN Group NV	6,221	291,904
Prosus NV, Class N	16,132	1,052,371

		16,336,754

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	15,540	207,811
Mercury NZ Ltd.	45,800	175,181
Meridian Energy Ltd.	33,810	106,104

		489,096

Norway — 1.7%
Aker BP ASA	66,747	2,319,215
DNB Bank ASA	24,988	492,907
Equinor ASA	43,519	1,675,651
Norsk Hydro ASA	301,062	2,039,764
Orkla ASA	112,776	973,513

		7,501,050

Portugal — 0.3%
Galp Energia SGPS SA	107,267	1,132,265

Singapore — 1.1%
City Developments Ltd.	120,700	678,121
DBS Group Holdings Ltd.	79,600	1,816,340
Keppel Corp. Ltd.	412,792	2,062,384
Sea Ltd., ADR(a)	2,606	198,890
United Overseas Bank Ltd.	3,500	69,830

		4,825,565

Spain — 2.7%
Acciona SA	497	102,268
Amadeus IT Group SA(a)	21,831	1,272,970
Banco Bilbao Vizcaya Argentaria SA	140,890	638,467
Banco Santander SA	539,280	1,349,208
CaixaBank SA	892,723	2,680,610
Iberdrola SA	392,422	4,190,468
Iberdrola SA, NVS	11,269	120,127
Industria de Diseno Textil SA	15,978	388,057
Siemens Gamesa Renewable Energy SA(a)	24,371	448,408
Telefonica SA	185,056	826,033

		12,016,616

Sweden — 2.4%
Alfa Laval AB	9,620	287,655
Atlas Copco AB, Class A	26,048	304,484
Boliden AB	38,021	1,270,619
Electrolux AB, Class B	65,629	946,621
EQT AB	17,168	465,996
Evolution AB(b)	4,588	445,177
Fastighets AB Balder, Class B(a)	82,584	527,553
H & M Hennes & Mauritz AB, Class B	3,524	45,088
Hexagon AB, Class B	29,762	350,434
Holmen AB, Class B	2,373	97,511
Husqvarna AB, Class B	27,676	220,570
Investor AB, Class B	15,259	284,759
Nibe Industrier AB, Class B	65,461	659,461
Skandinaviska Enskilda Banken AB, Class A	30,860	334,320
Svenska Handelsbanken AB, Class A	8,584	77,187

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Tele2 AB, Class B	233,435	$2,666,676
Telefonaktiebolaget LM Ericsson, Class B	105,376	801,516
Telia Co. AB	79,950	295,363
Volvo AB, Class B	22,718	407,879

		10,488,869

Switzerland — 10.0%
ABB Ltd., Registered	137,196	4,170,703
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	148	1,636,682
Chocoladefabriken Lindt & Spruengli AG, Registered	1	115,322
Coca-Cola HBC AG, Class DI	9,472	233,121
Credit Suisse Group AG, Registered	60,532	352,088
Geberit AG, Registered	148	77,948
Givaudan SA, Registered	796	2,782,463
Julius Baer Group Ltd.	6,364	329,083
Nestle SA, Registered	83,006	10,170,499
Novartis AG, Registered	45,291	3,891,839
Partners Group Holding AG	740	807,892
Roche Holding AG, Bearer	2,519	1,026,907
Roche Holding AG, NVS	25,297	8,398,718
Schindler Holding AG, Participation Certificates, NVS	1,036	202,495
SGS SA, Registered	72	175,714
Siemens Energy AG(a)	6,319	105,006
Sonova Holding AG, Registered	2,084	750,619
STMicroelectronics NV	60,088	2,273,942
Straumann Holding AG	2,295	310,400
Swiss Re AG	9,124	684,636
UBS Group AG, Registered	60,660	991,204
Zurich Insurance Group AG	10,508	4,587,040

		44,074,321

United Kingdom — 13.6%
3i Group PLC	22,777	353,903
Anglo American PLC	14,758	533,426
Associated British Foods PLC	7,252	148,125
AstraZeneca PLC	42,253	5,558,011
Auto Trader Group PLC(b)	50,024	385,661
Aviva PLC	107,198	519,141
Barclays PLC	646,940	1,239,254
Berkeley Group Holdings PLC	26,640	1,380,577
BP PLC	505,716	2,475,105
British Land Co. PLC (The)	16,280	97,887
BT Group PLC	591,112	1,167,046
CNH Industrial NV	52,392	674,948
Coca-Cola Europacific Partners PLC	46,620	2,523,074
Diageo PLC	75,120	3,558,574
Entain PLC(a)	53,428	786,196
Experian PLC	50,468	1,766,998
Ferguson PLC	16,299	2,050,393
GSK PLC	206,121	4,330,644
Haleon PLC(a)	257,652	915,577
HSBC Holdings PLC	584,600	3,661,909
Informa PLC(a)	16,576	120,551
Intertek Group PLC	2,368	126,558
J Sainsbury PLC	343,536	926,713
JD Sports Fashion PLC	244,606	388,523
Johnson Matthey PLC	14,800	386,938
Land Securities Group PLC	36,852	329,311
Lloyds Banking Group PLC	2,243,532	1,242,150
London Stock Exchange Group PLC	8,880	866,623

Security	Shares	Value

United Kingdom (continued)
M&G PLC	27,386	$71,387
NatWest Group PLC	222,148	674,720
Ocado Group PLC(a)	10,508	108,025
Prudential PLC	108,336	1,336,258
Reckitt Benckiser Group PLC	2,041	165,555
RELX PLC	58,164	1,722,204
Rolls-Royce Holdings PLC(a)	115,588	126,331
Sage Group PLC (The)	16,035	138,191
Segro PLC	144,004	1,926,483
Shell PLC	195,508	5,215,432
Standard Chartered PLC	74,888	516,180
Taylor Wimpey PLC	146,964	228,746
Unilever PLC	109,076	5,312,316
Vodafone Group PLC	2,379,920	3,507,186
Whitbread PLC	13,320	423,973
WPP PLC	15,688	169,311

		60,156,114

Total Common Stocks — 98.1% (Cost: $499,196,892)		433,591,639

Preferred Stocks

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	10,952	831,532
Henkel AG & Co. KGaA, Preference Shares, NVS	14,132	902,799
Sartorius AG, Preference Shares, NVS	148	66,200
Volkswagen AG, Preference Shares, NVS	6,709	948,584

		2,749,115

Total Preferred Stocks — 0.6% (Cost: $4,293,690)		2,749,115

Total Long-Term Investments — 98.7% (Cost: $503,490,582)		436,340,754

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.93%(d)(e)(f)	652,312	652,247
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.81%(d)(e)	4,860,000	4,860,000

Total Short-Term Securities — 1.2% (Cost: $5,512,193)		5,512,247

Total Investments in Securities — 99.9% (Cost: $509,002,775)		441,853,001

Other Assets Less Liabilities — 0.1%		461,959

Net Assets — 100.0%		$442,314,960

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$652,187	(a)	$—	$6	$54	$652,247	652,312	$6,381	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,020,000	1,840,000	(a)	—	—	—	4,860,000	4,860,000	11,363		—

					$6	$54	$5,512,247		$17,744		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	54	09/16/22	$5,271	$77,518

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$77,518	$—	$—	$—	$77,518

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,435,599)	$—	$—	$—	$(1,435,599)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$78,328	$—	$—	$—	$78,328

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,806,782

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	BlackRock World ex U.S. Carbon Transition Readiness ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$56,714,809	$376,876,830	$—	$433,591,639
Preferred Stocks	—	2,749,115	—	2,749,115
Money Market Funds	5,512,247	—	—	5,512,247

	$62,227,056	$379,625,945	$—	$441,853,001

Derivative financial instruments(a)
Assets
Futures Contracts	$77,518	$—	$—	$77,518

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2022

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Health ETF	BlackRock Future Innovators ETF	BlackRock Future Tech ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,828,581	$7,220,378	$7,590,987	$11,776,929
Investments, at value — affiliated(c)	437,650	313,820	1,189,979	2,567,915
Cash	6,770	5,427	7,017	6,152
Foreign currency, at value(d)	—	—	1,452	—
Receivables:
Investments sold	—	26,326	—	—
Securities lending income — affiliated	11	75	300	742
Dividends — unaffiliated	1,670	2,840	405	1,789
Dividends — affiliated	387	370	244	1,016
Tax reclaims	111	770	—	—

Total assets	4,275,180	7,570,006	8,790,384	14,354,543

LIABILITIES
Collateral on securities loaned, at value	127,650	134,094	980,747	1,739,084
Payables:
Investments purchased	26,598	—	—	—
Investment advisory fees	4,527	10,128	9,513	17,374

Total liabilities	158,775	144,222	990,260	1,756,458

NET ASSETS	$4,116,405	$7,425,784	$7,800,124	$12,598,085

NET ASSETS CONSIST OF
Paid-in capital	$5,027,754	$8,237,038	$15,218,927	$19,446,857
Accumulated loss	(911,349)	(811,254)	(7,418,803)	(6,848,772)

NET ASSETS	$4,116,405	$7,425,784	$7,800,124	$12,598,085

NET ASSET VALUE
Shares outstanding	200,000	320,000	280,000	600,000

Net asset value	$20.58	$23.21	$27.86	$21.00

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$4,243,783	$7,410,191	$9,864,482	$13,563,757
(b) Securities loaned, at value	$128,490	$129,654	$983,659	$1,723,664
(c) Investments, at cost — affiliated	$437,650	$313,794	$1,189,787	$2,567,635
(d) Foreign currency, at cost	$—	$—	$1,493	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Assets and Liabilities  (continued)

July 31, 2022

				BlackRock
	BlackRock	BlackRock	BlackRock	World ex
	Future	U.S. Carbon	U.S. Equity	U.S. Carbon
	U.S. Themes	Transition	Factor Rotation	Transition
	ETF	Readiness ETF	ETF	Readiness ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,269,010	$1,388,332,277	$73,142,331	$436,340,754
Investments, at value — affiliated(c)	70,000	27,833,897	1,665,099	5,512,247
Cash	5,175	166,730	3,317	43,405
Foreign currency, at value(d)	—	—	—	704,747
Cash pledged for futures contracts	4,000	764,000	—	323,000
Receivables:
Securities lending income — affiliated	1	7,493	147	1,048
Variation margin on futures contracts	900	215,974	—	79,318
Dividends — unaffiliated	3,447	1,194,800	107,967	425,676
Dividends — affiliated	60	17,095	272	5,624
Tax reclaims	—	—	—	613,179

Total assets	4,352,593	1,418,532,266	74,919,133	444,048,998

LIABILITIES
Collateral on securities loaned, at value	—	8,876,779	1,425,777	652,161
Payables:
Capital shares redeemed	—	—	—	925,818
Investment advisory fees	4,074	305,064	23,685	156,059

Total liabilities	4,074	9,181,843	1,449,462	1,734,038

NET ASSETS	$4,348,519	$1,409,350,423	$73,469,671	$442,314,960

NET ASSETS CONSIST OF
Paid-in capital	$4,956,026	$1,459,568,873	$88,935,912	$522,361,804
Accumulated loss	(607,507)	(50,218,450)	(15,466,241)	(80,046,844)

NET ASSETS	$4,348,519	$1,409,350,423	$73,469,671	$442,314,960

NET ASSET VALUE
Shares outstanding	200,000	30,750,000	2,325,000	11,100,000

Net asset value	$21.74	$45.83	$31.60	$39.85

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$4,653,220	$1,415,225,497	$76,008,269	$503,490,582
(b) Securities loaned, at value	$—	$8,723,272	$1,420,403	$440,528
(c) Investments, at cost — affiliated	$70,000	$28,542,539	$1,664,951	$5,512,193
(d) Foreign currency, at cost	$—	$—	$—	$703,981

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2022

	BlackRock
	Future
	Climate
	and		BlackRock
	Sustainable	BlackRock	Future	BlackRock
	Economy	Future Health	Innovators	Future Tech
	ETF (a)	ETF	ETF	ETF

INVESTMENT INCOME
Dividends — unaffiliated	$63,553	$26,007	$22,572	$30,873
Dividends — affiliated	710	1,106	649	2,404
Securities lending income — affiliated — net	99	969	3,242	17,557
Foreign taxes withheld	(6,492)	(1,208)	(275)	(2,947)

Total investment income	57,870	26,874	26,188	47,887

EXPENSES
Investment advisory fees	32,114	64,123	117,080	141,733
Commitment fees	5	17	22	31

Total expenses	32,119	64,140	117,102	141,764

Less:
Investment advisory fees waived	(70)	(212)	(65)	(383)

Total expenses after fees waived	32,049	63,928	117,037	141,381

Net investment income (loss)	25,821	(37,054)	(90,849)	(93,494)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(493,100)	(599,506)	(4,852,106)	(4,324,940)
Investments — affiliated	(40)	(255)	(794)	(1,276)
In-kind redemptions — unaffiliated(b)	—	—	1,118,483	963,680
Foreign currency transactions	(1,526)	(412)	133	(1,206)
Payments by affiliate	—	1,269	—	—

	(494,666)	(598,904)	(3,734,284)	(3,363,742)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(415,202)	(1,397,932)	(4,211,067)	(4,802,740)
Investments — affiliated	—	26	192	280
Foreign currency translations	(10)	(38)	(39)	(9)

	(415,212)	(1,397,944)	(4,210,914)	(4,802,469)

Net realized and unrealized loss	(909,878)	(1,996,848)	(7,945,198)	(8,166,211)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(884,057)	$(2,033,902)	$(8,036,047)	$(8,259,705)

(a)	For the period from August 03, 2021 (commencement of operations) to July 31, 2022.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations  (continued)

Year Ended July 31, 2022

				BlackRock
	BlackRock	BlackRock	BlackRock	World ex
	Future	U.S. Carbon	U.S. Equity	U.S. Carbon
	U.S. Themes	Transition	Factor Rotation	Transition
	ETF (a)	Readiness ETF	ETF	Readiness ETF

INVESTMENT INCOME
Dividends — unaffiliated	$33,911	$20,646,690	$1,336,551	$17,111,516
Dividends — affiliated	143	145,946	621	11,363
Non-cash dividends — unaffiliated	—	—	—	935,865
Securities lending income — affiliated — net	21	44,212	1,393	6,381
Foreign taxes withheld	(32)	(15,538)	(563)	(1,781,542)

Total investment income	34,043	20,821,310	1,338,002	16,283,583

EXPENSES
Investment advisory fees	16,897	4,206,397	297,198	1,942,084
Commitment fees	—	—	—	613

Total expenses	16,897	4,206,397	297,198	1,942,697

Less:
Investment advisory fees waived	(18)	(2,152,933)	(99,066)	(833,932)

Total expenses after fees waived	16,879	2,053,464	198,132	1,108,765

Net investment income	17,164	18,767,846	1,139,870	15,174,818

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(222,429)	(5,362,905)	(12,738,198)	(10,530,833)
Investments — affiliated	1	(12,999)	(281)	6
In-kind redemptions — unaffiliated(b)	—	12,518,729	19,642,054	(5,682,980)
In-kind redemptions — affiliated(b)	—	(110,778)	—	—
Futures contracts	(7,580)	(658,423)	—	(1,435,599)
Foreign currency transactions	—	—	4	(305,937)

	(230,008)	6,373,624	6,903,579	(17,955,343)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(384,210)	(124,118,164)	(20,383,877)	(83,412,778)
Investments — affiliated	—	(1,081,711)	(55)	54
Futures contracts	3,177	133,403	—	78,328
Foreign currency translations	—	—	—	(44,088)

	(381,033)	(125,066,472)	(20,383,932)	(83,378,484)

Net realized and unrealized loss	(611,041)	(118,692,848)	(13,480,353)	(101,333,827)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(593,877)	$(99,925,002)	$(12,340,483)	$(86,159,009)

(a)	For the period from December 14, 2021 (commencement of operations) to July 31, 2022.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Health ETF

	Period From 08/03/21 to 07/31/22 (a)	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$25,821	$(37,054)	$(36,885)
Net realized loss	(494,666)	(598,904)	(4,280)
Net change in unrealized appreciation (depreciation)	(415,212)	(1,397,944)	1,208,117

Net increase (decrease) in net assets resulting from operations	(884,057)	(2,033,902)	1,166,952

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(27,292)	—	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,027,754	2,251,107	6,041,627

NET ASSETS
Total increase in net assets	4,116,405	217,205	7,208,579
Beginning of period	—	7,208,579	—

End of period	$4,116,405	$7,425,784	$7,208,579

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	BlackRock Future Innovators ETF		BlackRock Future Tech ETF

	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21 (a)	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(90,849)	$(87,303)	$(93,494)	$(68,698)
Net realized loss	(3,734,284)	(301,048)	(3,363,742)	(698,086)
Net change in unrealized appreciation (depreciation)	(4,210,914)	1,937,581	(4,802,469)	3,015,932

Net increase (decrease) in net assets resulting from operations	(8,036,047)	1,549,230	(8,259,705)	2,249,148

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(7,188,608)	21,475,549	538,970	18,069,672

NET ASSETS
Total increase (decrease) in net assets	(15,224,655)	23,024,779	(7,720,735)	20,318,820
Beginning of period	23,024,779	—	20,318,820	—

End of period	$7,800,124	$23,024,779	$12,598,085	$20,318,820

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Future U.S. Themes ETF	BlackRock U.S. Carbon Transition Readiness ETF

	Period From 12/14/21 to 07/31/22 (a)	Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,164	$18,767,846	$4,524,119
Net realized gain (loss)	(230,008)	6,373,624	4,006,023
Net change in unrealized appreciation (depreciation)	(381,033)	(125,066,472)	97,922,108

Net increase (decrease) in net assets resulting from operations	(593,877)	(99,925,002)	106,452,250

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(13,630)	(41,628,906)	(2,591,883)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,956,026	127,015,451	1,320,028,513

NET ASSETS
Total increase (decrease) in net assets	4,348,519	(14,538,457)	1,423,888,880
Beginning of period	—	1,423,888,880	—

End of period	$4,348,519	$1,409,350,423	$1,423,888,880

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets (continued)

	BlackRock U.S. Equity Factor Rotation ETF		BlackRock World ex U.S. Carbon Transition Readiness ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,139,870	$1,219,829	$15,174,818	$4,804,596
Net realized gain (loss)	6,903,579	18,458,292	(17,955,343)	1,889,479
Net change in unrealized appreciation (depreciation)	(20,383,932)	8,499,375	(83,378,484)	16,258,168

Net increase (decrease) in net assets resulting from operations	(12,340,483)	28,177,496	(86,159,009)	22,952,243

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(5,841,846)	(1,313,062)	(18,699,758)	(3,851,883)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,636,185)	(20,568,074)	(58,425,735)	586,499,102

NET ASSETS
Total increase (decrease) in net assets	(22,818,514)	6,296,360	(163,284,502)	605,599,462
Beginning of period	96,288,185	89,991,825	605,599,462	—

End of period	$73,469,671	$96,288,185	$442,314,960	$605,599,462

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Future Climate and Sustainable Economy ETF

	Period From 08/03/21 to 07/31/22	(a)

Net asset value, beginning of period	$25.14

Net investment income(b)	0.13
Net realized and unrealized loss(c)	(4.55)

Net decrease from investment operations	(4.42)

Distributions from net investment income(d)	(0.14)

Net asset value, end of period	$20.58

Total Return(e)
Based on net asset value	(17.61	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.70	%(h)

Total expenses after fees waived	0.70	%(h)

Net investment income	0.56	%(h)

Supplemental Data
Net assets, end of period (000)	$4,116

Portfolio turnover rate(i)	55	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Health ETF

	Year Ended 07/31/22		Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$30.04		$25.13

Net investment loss(b)	(0.13)		(0.15)
Net realized and unrealized gain (loss)(c)	(6.70)		5.06

Net increase (decrease) from investment operations	(6.83)		4.91

Net asset value, end of period	$23.21		$30.04

Total Return(d)
Based on net asset value	(22.72	)%(e)	19.50	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.85%		0.85	%(h)

Total expenses after fees waived	0.85%		0.85	%(h)

Net investment loss	(0.49)%		(0.64)	%(h)

Supplemental Data
Net assets, end of period (000)	$7,426		$7,209

Portfolio turnover rate(i)	103%		39	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -22.73%.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Innovators ETF

	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$50.05	$35.18

Net investment loss(b)	(0.25)	(0.27)
Net realized and unrealized gain (loss)(c)	(21.94)	15.14

Net increase (decrease) from investment operations	(22.19)	14.87

Net asset value, end of period	$27.86	$50.05

Total Return(d)
Based on net asset value	(44.34)%	42.27	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.80%	0.80	%(g)

Total expenses after fees waived	0.80%	0.80	%(g)

Net investment loss	(0.62)%	(0.67	)%(g)

Supplemental Data
Net assets, end of period (000)	$7,800	$23,025

Portfolio turnover rate(h)	45%	50	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Tech ETF

	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$36.28	$25.25

Net investment loss(b)	(0.17)	(0.18)
Net realized and unrealized gain (loss)(c)	(15.11)	11.21

Net increase (decrease) from investment operations	(15.28)	11.03

Net asset value, end of period	$21.00	$36.28

Total Return(d)
Based on net asset value	(42.12)%	43.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.88%	0.88	%(g)

Total expenses after fees waived	0.88%	0.88	%(g)

Net investment loss	(0.58)%	(0.64	)%(g)

Supplemental Data
Net assets, end of period (000)	$12,598	$20,319

Portfolio turnover rate(h)	51%	38	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future U.S. Themes ETF

	Period From 12/14/21 to 07/31/22	(a)

Net asset value, beginning of period	$24.78

Net investment income(b)	0.09
Net realized and unrealized loss(c)	(3.06)

Net decrease from investment operations	(2.97)

Distributions from net investment income(d)	(0.07)

Net asset value, end of period	$21.74

Total Return(e)
Based on net asset value	(11.99	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60	%(h)

Total expenses after fees waived	0.60	%(h)

Net investment income	0.61	%(h)

Supplemental Data
Net assets, end of period (000)	$4,349

Portfolio turnover rate(i)	43	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Carbon Transition Readiness ETF

	Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$50.58	$46.60

Net investment income(b)	0.65	0.17
Net realized and unrealized gain (loss)(c)	(4.00)	3.90

Net increase (decrease) from investment operations	(3.35)	4.07

Distributions(d)
From net investment income	(0.63)	(0.09)
From net realized gain	(0.77)	—

Total distributions	(1.40)	(0.09)

Net asset value, end of period	$45.83	$50.58

Total Return(e)
Based on net asset value	(6.90)%	8.74	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.29%	0.29	%(h)

Total expenses after fees waived	0.14%	0.14	%(h)

Net investment income	1.31%	1.07	%(h)

Supplemental Data
Net assets, end of period (000)	$1,409,350	$1,423,889

Portfolio turnover rate(i)	58%	13	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Equity Factor Rotation ETF

	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Period From 03/19/19 to 07/31/19	(a)

Net asset value, beginning of period	$37.03	$27.27	$26.52	$25.00

Net investment income(b)	0.40	0.45	0.52	0.16
Net realized and unrealized gain (loss)(c)	(3.84)	9.78	0.67	1.48

Net increase (decrease) from investment operations	(3.44)	10.23	1.19	1.64

Distributions(d)
From net investment income	(0.42)	(0.47)	(0.44)	(0.12)
From net realized gain	(1.57)	—	—	—

Total distributions	(1.99)	(0.47)	(0.44)	(0.12)

Net asset value, end of period	$31.60	$37.03	$27.27	$26.52

Total Return(e)
Based on net asset value	(9.94)%	37.87%	4.61%	6.59	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.30%	0.30%	0.30%	0.30	%(h)

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20	%(h)

Net investment income	1.15%	1.41%	1.97%	1.74	%(h)

Supplemental Data
Net assets, end of period (000)	$73,470	$96,288	$89,992	$21,214

Portfolio turnover rate(i)	102%	146%	175%	42	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock World ex U.S. Carbon Transition Readiness ETF

	Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$48.06	$46.16

Net investment income(b)	1.23	0.39
Net realized and unrealized gain (loss)(c)	(7.93)	1.82

Net increase (decrease) from investment operations	(6.70)	2.21

Distributions(d)
From net investment income	(1.30)	(0.31)
From net realized gain	(0.21)	—

Total distributions	(1.51)	(0.31)

Net asset value, end of period	$39.85	$48.06

Total Return(e)
Based on net asset value	(14.15)%	4.77	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35	%(h)

Total expenses after fees waived	0.20%	0.20	%(h)

Net investment income	2.73%	2.58	%(h)

Supplemental Data
Net assets, end of period (000)	$442,315	$605,599

Portfolio turnover rate(i)	47%	19	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
Future Climate and Sustainable Economy(a)	Non-diversified
Future Health	Non-diversified
Future Innovators	Non-diversified
Future Tech	Non-diversified
Future U.S. Themes(b)	Non-diversified
U.S. Carbon Transition Readiness	Non-diversified
U.S. Equity Factor Rotation	Diversified(c)
World ex U.S. Carbon Transition Readiness	Non-diversified

(a)	The Fund commenced operations on August 03, 2021.
(b)	The Fund commenced operations on December 14, 2021.
(c)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Climate and Sustainable Economy
UBS Securities LLC	$128,490	$(127,650)	$—		$840	(b)

Future Health
Citigroup Global Markets, Inc.	$10,897	$(10,897)	$—		$—
Goldman Sachs & Co. LLC	33,652	(33,652)	—		—
J.P. Morgan Securities LLC	1,587	(1,587)	—		—
Scotia Capital (USA), Inc.	49,062	(49,062)	—		—
Toronto Dominion Bank	34,456	(34,456)	—		—

	$129,654	$(129,654)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Innovators
BNP Paribas SA	$599	$(562)	$—		$37	(b)
BofA Securities, Inc.	141,434	(141,434)	—		—
Citigroup Global Markets, Inc.	67,015	(67,015)	—		—
Goldman Sachs & Co. LLC	187,463	(182,120)	—		5,343	(b)
HSBC Bank PLC	143,309	(143,309)	—		—
J.P. Morgan Securities LLC	269,508	(269,508)	—		—
Toronto Dominion Bank	48,630	(48,419)	—		211	(b)
UBS AG	9,523	(9,523)	—		—
UBS Securities LLC	116,178	(115,294)	—		884	(b)

	$983,659	$(977,184)	$—		$6,475

Future Tech
Barclays Bank PLC	$1,735	$(1,735)	$—		$—
BofA Securities, Inc.	112,297	(110,217)	—		2,080	(b)
Citigroup Global Markets, Inc.	162,222	(162,222)	—		—
Goldman Sachs & Co. LLC	722,614	(722,614)	—		—
J.P. Morgan Securities LLC	392,332	(392,332)	—		—
UBS AG	332,464	(332,464)	—		—

	$1,723,664	$(1,721,584)	$—		$2,080

U.S. Carbon Transition Readiness
Barclays Bank PLC	$209,342	$(209,342)	$—		$—
BNP Paribas SA	318,558	(318,558)	—		—
Citigroup Global Markets, Inc.	8,162	(7,936)	—		226	(b)
HSBC Bank PLC	652,700	(652,700)	—		—
J.P. Morgan Securities LLC	5,429,720	(5,429,720)	—		—
National Financial Services LLC	322,036	(322,036)	—		—
State Street Bank & Trust Co.	6,530	(6,530)	—		—
UBS AG	1,657,162	(1,647,414)	—		9,748	(b)
UBS Securities LLC	119,062	(117,492)	—		1,570	(b)

	$8,723,272	$(8,711,728)	$—		$11,544

U.S. Equity Factor Rotation
Barclays Capital, Inc.	$3,337	$(3,337)	$—		$—
BNP Paribas SA	91,944	(91,944)	—		—
Citigroup Global Markets, Inc.	1,192,047	(1,192,047)	—		—
Scotia Capital (USA), Inc.	109,028	(109,028)	—		—
Toronto Dominion Bank	12,406	(12,406)	—		—
UBS Securities LLC	11,641	(11,641)	—		—

	$1,420,403	$(1,420,403)	$—		$—

World ex U.S. Carbon Transition Readiness
Barclays Capital, Inc.	$12,223	$(12,223)	$—		$—
Citigroup Global Markets, Inc.	332,724	(332,724)	—		—
UBS Securities LLC	95,581	(95,581)	—		—

	$440,528	$(440,528)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the BlackRock Future Climate and Sustainable Economy ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.70%
Over $1 billion, up to and including $3 billion	0.66
Over $3 billion, up to and including $5 billion	0.63
Over $5 billion, up to and including $10 billion	0.61
Over $10 billion	0.60

For its investment advisory services to the BlackRock Future Health ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.85%
Over $1 billion, up to and including $3 billion	0.80
Over $3 billion, up to and including $5 billion	0.77
Over $5 billion, up to and including $10 billion	0.74
Over $10 billion	0.72

For its investment advisory services to the BlackRock Future Innovators ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.80%
Over $1 billion, up to and including $3 billion	0.75
Over $3 billion, up to and including $5 billion	0.72
Over $5 billion, up to and including $10 billion	0.70
Over $10 billion	0.68

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

For its investment advisory services to the BlackRock Future Tech ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.88%
Over $1 billion, up to and including $3 billion	0.83
Over $3 billion, up to and including $5 billion	0.79
Over $5 billion, up to and including $10 billion	0.77
Over $10 billion	0.75

For its investment advisory services to the BlackRock Future U.S. Themes ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.60%
Over $1 billion, up to and including $3 billion	0.56
Over $3 billion, up to and including $5 billion	0.54
Over $5 billion, up to and including $10 billion	0.52
Over $10 billion	0.51

For its investment advisory services to the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.30%
Over $1 billion, up to and including $3 billion	0.28
Over $3 billion, up to and including $5 billion	0.27
Over $5 billion, up to and including $10 billion	0.26
Over $10 billion	0.25

For its investment advisory services to the BlackRock World ex U.S. Carbon Transition Readiness ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.35%
Over $1 billion, up to and including $3 billion	0.33
Over $3 billion, up to and including $5 billion	0.32
Over $5 billion, up to and including $10 billion	0.30
Over $10 billion	0.29

Expense Waivers: BFA has contractually agreed to waive 0.15% of its management fee payable for each of the U.S. Carbon Transition Readiness and World ex U.S. Carbon Transition Readiness ETFs, through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the U.S. Equity Factor Rotation ETF, BFA has voluntarily agreed to waive its management fee payable by the U.S. Equity Factor Rotation ETF to limit the annual management fee paid by the Fund to 0.20%. BFA may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived
U.S. Carbon Transition Readiness	$2,146,284
U.S. Equity Factor Rotation	99,061
World ex U.S. Carbon Transition Readiness	832,322

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Additionally, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through June 30, 2023. These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

Future Climate and Sustainable Economy	$70
Future Health	212
Future Innovators	65
Future Tech	383
Future U.S. Themes	18
U.S. Carbon Transition Readiness	6,649
U.S. Equity Factor Rotation	5
World ex U.S. Carbon Transition Readiness	1,610

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the BlackRock Future Climate and Sustainable Economy ETF.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF have entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF do not pay BRIL for ETF Services.

Prior to April 25, 2022, ETF Services were performed by State Street Bank and Trust Company.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future U.S. Themes ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Tech ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2022, each Group 1 Fund retained 77% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85%

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements   (continued)

of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Fees Paid to BTC

Future Climate and Sustainable Economy	$34

Future Health	373

Future Innovators	1,243

Future Tech	4,364

Future U.S. Themes	8

U.S. Carbon Transition Readiness	12,850

U.S. Equity Factor Rotation	571

World ex U.S. Carbon Transition Readiness	1,496

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

U.S. Carbon Transition Readiness	$19,017,684	$13,703,352	$(4,611,692)

U.S. Equity Factor Rotation	626,190	1,749,424	(299,682)

World ex U.S. Carbon Transition Readiness	35,354,985	18,756,223	(261,438)

During the year ended July 31, 2022, BlackRock Future Health ETF received a reimbursement of $1,269 from an affiliate, which is included in payments by affiliates in the Statements of Operations, related to an operating error.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

Future Climate and Sustainable Economy	$2,501,294	$2,583,045

Future Health	7,732,842	7,363,695

Future Innovators	6,604,319	7,173,238

Future Tech	7,995,967	8,017,307

Future U.S. Themes	1,945,531	1,972,755

U.S. Carbon Transition Readiness	824,286,792	843,211,855

U.S. Equity Factor Rotation	99,244,818	98,444,784

World ex U.S. Carbon Transition Readiness	257,850,047	264,176,788

For the year ended July 31, 2022, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Future Climate and Sustainable Economy	$4,818,579	$—

Future Health	2,117,822	—

Future Innovators	—	6,918,609

Future Tech	2,931,876	2,543,238

Future U.S. Themes	4,902,873	—

U.S. Carbon Transition Readiness	386,916,317	261,743,091

U.S. Equity Factor Rotation	97,582,032	107,830,771

World ex U.S. Carbon Transition Readiness	15,459,552	71,167,123

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2022, permanent differences attributable to net operating loss, certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

BlackRock ETF	Paid-in Capital	Accumulated Earnings (Loss)

Future Health	$(19,095)	$19,095

Future Innovators	1,020,583	(1,020,583)

Future Tech	851,554	(851,554)

U.S. Carbon Transition Readiness	12,474,633	(12,474,633)

U.S. Equity Factor Rotation	18,669,925	(18,669,925)

World ex U.S. Carbon Transition Readiness	(5,711,563)	5,711,563

The tax character of distributions paid was as follows:

BlackRock ETF	Period Ended 07/31/22

Future Climate and Sustainable Economy Ordinary income	$27,292

Future U.S. Themes Ordinary income	$13,630

BlackRock ETF	Year Ended 07/31/22	Period Ended 07/31/21

U.S. Carbon Transition Readiness Ordinary income	$41,028,606	$2,591,883
Long-term capital gains	600,300	—

	$41,628,906	$2,591,883

BlackRock ETF	Year Ended 07/31/22	Year Ended 07/31/21

U.S. Equity Factor Rotation(a) Ordinary income	$3,211,227	$1,341,151
Long-term capital gains	2,630,619	35,485

	$5,841,846	$1,376,636

BlackRock ETF	Year Ended 07/31/22	Period Ended 07/31/21

World ex U.S. Carbon Transition Readiness Ordinary income	$18,464,366	$3,851,883
Long-term capital gains	235,392	—

	$18,699,758	$3,851,883

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements   (continued)

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total
Future Climate and Sustainable Economy	$3,435	$(479,208)	$(435,576)	$—	$(911,349)
Future Health	—	(589,925)	(203,385)	(17,944)	(811,254)
Future Innovators	—	(5,026,078)	(2,364,276)	(28,449)	(7,418,803)
Future Tech	—	(4,934,809)	(1,887,335)	(26,628)	(6,848,772)
Future U.S. Themes	3,534	(224,810)	(386,231)	—	(607,507)
U.S. Carbon Transition Readiness	2,325,580	—	(27,894,856)	(24,649,174)	(50,218,450)
U.S. Equity Factor Rotation	104,647	(12,105,964)	(3,464,924)	—	(15,466,241)
World ex U.S. Carbon Transition Readiness	2,875,560	—	(67,380,566)	(15,541,838)	(80,046,844)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Future Climate and Sustainable Economy	$4,701,797	$149,175	$(584,741)	$(435,566)

Future Health	7,737,540	561,146	(764,488)	(203,342)

Future Innovators	11,145,212	537,321	(2,901,567)	(2,364,246)

Future Tech	16,232,190	956,301	(2,843,647)	(1,887,346)

Future U.S. Themes	4,725,241	107,723	(493,954)	(386,231)

U.S. Carbon Transition Readiness	1,444,061,029	93,900,332	(121,795,188)	(27,894,856)

U.S. Equity Factor Rotation	78,272,354	3,340,013	(6,804,937)	(3,464,924)

World ex U.S. Carbon Transition Readiness	509,185,507	12,491,823	(79,824,329)	(67,332,506)

9.	LINE OF CREDIT

BlackRock ETF Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 07/31/22
BlackRock ETF	Shares	Amount

Future Climate and Sustainable Economy Shares sold	200,000	$5,027,754

	Year Ended 07/31/22		Period Ended 07/31/21
BlackRock ETF	Shares	Amount	Shares	Amount

Future Health
Shares sold	80,000	$2,251,107	240,000	$6,041,627

Future Innovators
Shares sold	—	$—	460,000	$21,475,549
Shares redeemed	(180,000)	(7,188,608)	—	—

	(180,000)	$(7,188,608)	460,000	$21,475,549

Future Tech
Shares sold	120,000	$3,528,454	560,000	$18,069,672
Shares redeemed	(80,000)	(2,989,484)	—	—

	40,000	$538,970	560,000	$18,069,672

	Period Ended 07/31/22
BlackRock ETF	Shares	Amount

Future U.S. Themes Shares sold	200,000	$4,956,026

	Year Ended 07/31/22		Period Ended 07/31/21
BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Carbon Transition Readiness Shares sold	8,200,000	$392,432,236	28,200,000	$1,322,397,975
Shares redeemed	(5,600,000)	(265,416,785)	(50,000)	(2,369,462)

	2,600,000	$127,015,451	28,150,000	$1,320,028,513

	Year Ended 07/31/22		Year Ended 07/31/21
BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Equity Factor Rotation Shares sold	2,775,000	$103,256,127	400,000	$14,424,612
Shares redeemed	(3,050,000)	(107,892,312)	(1,100,000)	(34,992,686)

	(275,000)	$(4,636,185)	(700,000)	$(20,568,074)

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 07/31/22		Period Ended 07/31/21
BlackRock ETF	Shares	Amount	Shares	Amount

World ex U.S. Carbon Transition Readiness
Shares sold	375,000	$16,713,118	12,600,000	$586,499,102
Shares redeemed	(1,875,000)	(75,138,853)	—	—

	(1,500,000)	$(58,425,735)	12,600,000	$586,499,102

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

As of July 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares
Future Climate & Sustainable Economy	5,000
Future Health	35,000
Future U.S. Themes	160,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock ETF Trust and Shareholders of each of the eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting BlackRock ETF Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

BlackRock Future Climate and Sustainable Economy ETF(1)

BlackRock Future Health ETF(2)

BlackRock Future Innovators ETF(2)

BlackRock Future Tech ETF(2)

BlackRock Future U.S. Themes ETF(3)

BlackRock U.S. Carbon Transition Readiness ETF(4)

BlackRock U.S. Equity Factor Rotation ETF(5)

BlackRock World ex U.S. Carbon Transition Readiness ETF(4)

(1)	Statement of operations and statement of changes in net assets for the period August 3, 2021 (commencement of operations) to July 31, 2022.

(2)

Statements of operations for the year ended July 31, 2022, and statements of changes in net assets for the year ended July 31, 2022 and the period September 29, 2020 (commencement of operations) to July 31, 2021.

(3)	Statement of operations and statement of changes in net assets for the period December 14, 2021 (commencement of operations) to July 31, 2022.

(4)

Statements of operations for the year ended July 31, 2022, and statements of changes in net assets for the year ended July 31, 2022 and the period April 6, 2021 (commencement of operations) to July 31, 2021.

(5)	Statement of operations for the year ended July 31, 2022 and statements of changes in net assets for each of the two years in the period ended July 31, 2022.

Basis for Opinions

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2022:

BlackRock ETF	Qualified Dividend Income
Future Climate and Sustainable Economy	$59,928
Future U.S. Themes	33,050
U.S. Carbon Transition Readiness	19,225,119
U.S. Equity Factor Rotation	1,214,633
World ex U.S. Carbon Transition Readiness	19,548,248

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2022:

BlackRock ETF	20% Rate Long-Term Capital Gain Dividends
U.S. Carbon Transition Readiness	$600,300
U.S. Equity Factor Rotation	2,630,619
World ex U.S. Carbon Transition Readiness	252,792

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Future Climate and Sustainable Economy	$48,488	$5,655
World ex U.S. Carbon Transition Readiness	20,672,430	1,560,804

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

BlackRock ETF	Dividends-Received Deduction
Future Climate and Sustainable Economy	41.00%
Future U.S. Themes	100.00%
U.S. Carbon Transition Readiness	49.21%
U.S. Equity Factor Rotation	100.00%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2022:

BlackRock ETF	Qualified Business Income
U.S. Carbon Transition Readiness	$282,850
U.S. Equity Factor Rotation	18,424

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2022:

BlackRock ETF	Qualified Short-Term Capital Gain
U.S. Carbon Transition Readiness	$22,654,104
U.S. Equity Factor Rotation	2,082,175
World ex U.S. Carbon Transition Readiness	2,331,601

I M P O R T A N T T A X I N F O R M A T I O N	81

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Future Health ETF (“Future Health ETF”), BlackRock Future Innovators ETF (“Future Innovators ETF”), BlackRock Future Tech ETF (“Future Tech ETF”), BlackRock U.S. Equity Factor Rotation ETF (“U.S. Equity Factor Rotation ETF”), BlackRock U.S. Carbon Transition Readiness ETF (“U.S. Carbon Transition Readiness ETF”) and BlackRock World ex U.S. Carbon Transition Readiness ETF (“World ex U.S. Carbon Transition Readiness ETF” and, together with Future Health ETF, Future Innovators ETF, Future Tech ETF, Equity Factor ETF and U.S. Carbon Transition Readiness ETF, the “Funds”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreement  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to U.S. Carbon Transition Readiness ETF and World ex U.S. Carbon Transition Readiness ETF, in light of such Funds’ outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-year and since-inception periods reported, U.S. Equity Factor Rotation ETF ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-year and since-inception periods reported, each of Future Health ETF and Future Tech ETF ranked in the fourth and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed each Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board noted that for each of the one-year and since-inception periods reported, Future Innovators ETF ranked in the fourth quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board was informed that, among other things, underperformance was driven by unfavorable style rotations and stock selection in consumer discretionary, information technology and consumer staples. The

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	83

Disclosure of Investment Advisory Agreement  (continued)

Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board reviewed and considered U.S. Carbon Transition Readiness ETF’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for the since inception period reported, the Fund outperformed its total return benchmark. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered World ex U.S. Carbon Transition Readiness ETF’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for since inception period reported, the Fund underperformed its total return benchmark. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return benchmark during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that World ex U.S. Carbon Transition Readiness ETF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee payable by the Fund.

The Board noted that U.S. Carbon Transition Readiness ETF’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee payable by the Fund.

The Board noted that U.S. Equity Factor Rotation ETF’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund.

The Board noted that Future Tech ETF’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the supplemental peer group.

The Board noted that Future Innovators ETF’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers,

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Disclosure of Investment Advisory Agreement  (continued)

BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio ranked in the fourth and first quartiles, respectively, relative to the supplemental peer group.

The Board noted that Future Health ETF’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the supplemental peer group.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	85

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Future Climate and Sustainable Economy(a)	$0.090421	$—	$0.046040	$0.136461	66%	—%	34%		100%

U.S. Carbon Transition Readiness	0.635848	0.765578	—	1.401426	45	55	—		100

U.S. Equity Factor Rotation(a)	0.419811	1.574018	0.000001	1.993830	21	79	0	(b)	100

World ex U.S. Carbon Transition Readiness	1.300820	0.209979	—	1.510799	86	14	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Regulation under the Alternative Investment Fund Managers Directive (applicable to BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF only)

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “AIFMD Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the United Kingdom (the “UK”). These do not currently apply to managers established outside of the EU or UK, such as BlackRock Fund Advisors (the “Manager”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD Regulations if such managers market a fund to EU investors.

The Manager has registered the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (each a “Fund”, collectively the “Funds”) to be marketed to United Kingdom and EU investors in Belgium, Finland, Ireland, Luxembourg, the Netherlands and Sweden.

Report on Remuneration

The Manager is required under the AIFMD Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Manager; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation program which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Manager typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Manager and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Manager. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Manager to its staff which has been attributed to the Funds in respect of the Manager’s financial year ending December 31, 2021 were as follows:

BlackRock ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration
U.S. Carbon Transition Readiness	$145,748	$68,147	$77,601	661	$17,840	$1,844
World ex U.S. Carbon Transition Readiness	51,831	24,234	27,597	661	6,344	656

Disclosures Under the EU Sustainable Finance Disclosure Regulation (applicable to BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF only)

Each Fund is registered under the Alternative Investment Fund Managers Directive to be marketed to EU investors as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”). Each Fund promotes environmental or social characteristics meeting the criteria of Article 8 products under SFDR. Further detail around how each Fund has achieved these characteristics and objectives, including the extent of any investments that meet the EU criteria for environmentally sustainable economic activities, is included in the “SFDR Review” section below for the period under review.

The Technical Screening Criteria (“TSC”) of the EU Taxonomy Regulation (“Taxonomy”) were finalized on December 9, 2021 (with respect to the first two Taxonomy environmental objectives of climate change mitigation and climate change adaptation) and certain criteria have not yet been developed (with respect to the other four Taxonomy environmental objectives). These detailed criteria will require the availability of multiple, specific data points regarding each investment held by a Fund. During the reporting period, there was insufficient reliable, timely and verifiable data available for the Manager to be able to assess investments using the TSC.

In addition, the Regulatory Technical Standards (“RTS”) under the SFDR, which define the methodology for the calculation of the share of environmentally sustainable investments and the templates for these disclosures are not yet in force. During the reporting period, the Manager was not able to provide standardized and comparable disclosures on the Taxonomy alignments of the Funds.

While there may be investments held by each Fund that are in economic activities that contribute to an environmental objective and may be eligible to be assessed against the TSC, the Manager is not currently in a position to describe:

1. the extent to which the investments of each Fund are in economic activities that qualify as environmentally sustainable and are aligned with the Taxonomy;

2. the proportion, as a percentage of each Fund’s portfolio, of investments in environmentally sustainable economic activities which are aligned with the Taxonomy; or

3. the proportion, as a percentage of each Fund’s portfolio, of enabling and transitional activities (as described in the Taxonomy).

The Manager is keeping this situation under active review and where, in its discretion, it has assessed that it has sufficient reliable, timely and verifiable data on each Fund’s investments, the Manager will provide the descriptions referred to above, in which case the Fund’s prospectus will be updated. For further information, please refer to BlackRock’s corporate website.

SFDR Review

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

For the fiscal year ended July 31, 2022, the environmental and social characteristics being promoted by each Fund were met through the application of exclusionary screens based on certain environmental and social related characteristics. In addition, each Fund utilized the Manager’s proprietary Low Carbon Economy Transition Readiness (“LCETR”) strategy to overweight, relative to the underlying index, issuers that the Manager believed were best positioned to benefit from the transition to a low-carbon economy, and to underweight issuers that it believed were poorly positioned to so benefit. The Manager’s methodology sought to maximize each Fund’s exposure to issuers with the highest LCETR scores while minimizing risk exposures. Please refer to each Fund’s prospectus for additional information regarding the Fund’s investment strategy. The Manager remains satisfied that the issuers in which each Fund invests continue to maintain the good governance criteria set out in the Fund’s prospectus.

S U P P L E M E N T A L I N F O R M A T I O N	87

Trustee and Officer Information  (unaudited)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 162 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 162 Portfolios	None

Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 162 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 162 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 162 Portfolios	None

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Trustee and Officer Information  (unaudited) (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 162 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 162 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018;Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014;Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 162 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 162 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	89

Trustee and Officer Information  (unaudited) (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 162 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 162 Portfolios	None

Interested Trustees(a)(c)

Name Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (since 2019)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Trustee President and Chief Executive Officer (since 2019)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(d)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (unaudited) (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (since 2019)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (since 2019)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (since 2019)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling

1-800-474-2737.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA, 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	93

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

blackrock.com    |     1-800-474-2737

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USEFR-7/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Future Climate and Sustainable Economy ETF	$13,900	N/A	$0	$0	$7,760	$7,760	$0	$0
BlackRock Future Health ETF	$12,700	$11,400	$0	$0	$9,700	$6,028	$0	$0
BlackRock Future Innovators ETF	$12,700	$11,400	$0	$0	$9,700	$6,028	$0	$0
BlackRock Future Tech ETF	$12,700	$11,400	$0	$0	$9,700	$6,028	$0	$0
BlackRock U.S. Theme ETF	$11,400	N/A	$0	$0	$7,760	$7,760	$0	$0
BlackRock U.S. Carbon Transition Readiness ETF	$15,400	$11,400	$0	$0	$9,700	$6,028	$0	$0
BlackRock U.S. Equity Factor Rotation ETF	$12,000	$12,000	$0	$0	$9,700	$6,028	$0	$0
BlackRock World ex U.S. Carbon Transition Readiness ETF	$12,700	$13,900	$0	$0	$9,700	$6,028	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Future Climate and Sustainable Economy ETF	$7,760	$7,760
BlackRock Future Health ETF	$9,700	$6,028
BlackRock Future Innovators ETF	$9,700	$6,028
BlackRock Future Tech ETF	$9,700	$6,028
BlackRock U.S. Theme ETF	$7,760	$7,760
BlackRock U.S. Carbon Transition Readiness ETF	$9,700	$6,028
BlackRock U.S. Equity Factor Rotation ETF	$9,700	$6,028
BlackRock World ex U.S. Carbon Transition Readiness ETF	$9,700	$6,028

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: September 23, 2022